SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:

[X ] Preliminary information          [ ] Confidential, for use of the
     statement                            Commission Only (as permitted
                                          by Rule 14c-5(d)(2))

[ ] Definitive information statement


SILK BOTANICALS.COM, INC.
------------------------------------------------
(Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

                Preliminary Information Statement
                        Dated: June 12, 2002

                     Silk Botanicals.Com, Inc.
                 975 S. Congress Avenue, Suite 102
                    Delray Beach, Florida 33445

INFORMATION STATEMENT

This Information Statement is furnished to shareholders of Silk Botanicals.Com, Inc., a Florida corporation, ("Silk") in connection with certain corporate actions approved by the majority consent of shareholders on December 5, 2001 and January 24, 2001. The corporate actions have already been effected by Silk as of December
5, 2001 (acquisition of assets of BTSL Technologies Limited and appointment of two new directors) and as of February 8, 2002 (name change) and information concerning these actions is being provided pursuant to Rule 14f-1 and Rule 14c-101 of the Securities Exchange Act of 1934 ("Exchange Act"). All of the corporate actions were unanimously approved and recommended by the board of directors of Silk who obtained the consent of the majority of Silk's shareholders to the actions.

The corporate actions (hereafter the "Corporate Actions") provide for the following matters.

1. The acquisition of all of the assets of BTSL Technologies Limited, an Irish limited liability company ("BTSL"), pursuant to the terms of an Asset Purchase Agreement dated December 5, 2001 (the "Acquisition Agreement"). Under the terms of the Acquisition Agreement, Silk acquired the assets of BTSL and transferred the assets into a newly formed, wholly owned subsidiary of Silk, and the shareholders of BTSL received an aggregate of twenty million (20,000,000) shares of Silk's common stock (the "Acquisition") at January 6, 2002, the date of closing of the transaction (the "Closing"). The twenty million (20,000,000) shares represented 87.8% of the then issued and outstanding shares of Silk at the Closing.

2. The appointment as of December 5, 2001 of the following nominees to serve as the directors of Silk in connection with the
Acquisition: Joseph R. Bergmann, Tim Coburn and Padraic Maloney.

3. The amendment to the articles of incorporation of Silk as of February 28, 2002 to change the name of Silk to Consolidated
Resources Group, Inc.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON May 2, 2002 (THE"RECORD DATE"), WERE ENTITLED TO NOTICE OF AND TO VOTE ON THE CORPORATE ACTIONS. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, COLLECTIVELY HOLD IN EXCESS OF 50% OF SILK'S ISSUED AND OUTSTANDING SHARES HAVE VOTED IN FAVOR OF THE CORPORATE ACTIONS. AS A RESULT, THE CORPORATE ACTIONS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDER.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

CORPORATE ACTIONS

Introduction
------------

Silk has acquired (the "Acquisition") all of the assets (the "Assets") of BTSL Technologies Limited ("BTSL"), an Irish limited liability company, through the issuance of shares of its Common Stock to BTSL. As part of the Acquisition, Silk has created a wholly owned Irish limited liability company subsidiary ("TecEnergy Limited") into which the Assets were assigned. The appointment of Tim Coburn and Padraic Maloney on December 5, 2001, to serve as additional members of the board of directors of Silk constituted a change of control of Silk on that date

Each of the Corporate Actions set forth below, except for the name change, was a negotiated term of the Acquisition with BTSL.
The board of directors approved the Corporate Actions believing they were in Silk's and its shareholders' best interest.

                        ACQUISITION
                        -----------

The acquisition of the Assets from BTSL by Silk resulted in a change of control of Silk with shareholders and management of BTSL assuming control positions in Silk. The acquisition of the Assets resulted in 20,000,000 shares of Silk Common Stock being issued to BTSL. Additionally, since the Acquisition Agreement was entered, Silk has issued 8,356,844 shares of Silk Common Stock for acquisitions and professional services. Silk may seek to raise capital in the future, but, at this time, the terms of any such future capital is still unknown. The raising of future capital would likely have a dilutive effect on current shareholders. After the acquisition of the Assets and the issuance of 20,000,000 shares of Silk Common Stock to BTSL, there were 22,765,455 shares of Silk Common Stock outstanding, and 1,533,687 shares of Silk Preferred Stock with voting rights of one vote per share outstanding. Accordingly, the present shareholders of Silk, including those who own the additional 8,356,844 shares of Silk Common Stock recently issued, had approximately 73.1% of Silk's outstanding shares of Silk Common Stock and Preferred Stock with voting rights following the Acquisition.

Reasons for the Transaction
---------------------------

Silk has been focused on the development, marketing and distribution of three lines of high-quality artificial flowers. These efforts have produced barely profitable operations. Silk has limited resources and has had to rely on funds from its officers and shareholders to support its operations. Its artificial flowers operations are only now reaching a break-even point and without additional capital to develop new markets management feels its artificial flowers operations, will, at best, only continue to break even or produce a slight profit. After an extensive review of Silk's history, current operations and future prospects, the board of directors and management of Silk believed it is in the best interest of Silk and its shareholders to explore alternative business opportunities. These efforts led to BTSL Technologies Limited, which is located in Dublin, Ireland.

Neither Silk nor BTSL had any prior dealings, contracts or arrangements with the other party. Joseph R. Bergmann, the President of Silk, handled the negotiations by Silk to acquire the Assets from BTSL. Mr. Bergmann did not seek the advise of any other experts or advisors in the determination of the consideration to be offered to acquire BTSL. The eventual number of shares to be received by BTSL came after extensive negotiations between the two parties. Given the present state of both companies at the time of the negotiations with neither profitable, much of the negotiations on consideration was based on non- empirical data. Instead the parties relied on their own business acumen to come to the terms of the deal and what each party thought would be fair to their shareholders given the state of the Silk and BTSL. The negotiations took place over several months as both parties explored other business deals, none of which advanced beyond initial discussions. Silk had explored potential acquisitions in the silk floral industry or potential sale to a company in the decorative home accessories industry but found no interest. Eventually the board of directors of the two companies decided the acquisition by Silk of the Assets from BTSL was the best alternative. Both sides recognized the risk involved in the acquisition given neither company was profitable and both needed additional funding. However, in the end the board of directors of Silk felt the deal with BTSL was in the best interest of Silk and its shareholders and BTSL's board of directors felt the offer by Silk greatly enhanced BTSL's potential to fulfill the opportunities provided by the Assets, and was in the best interest of BTSL and its shareholders.

Although BTSL is in the beginning cycle of its product development, the board of directors and management of Silk reviewed BTSL's industry, its management, and products and decided it presented an opportunity for potential growth that was not present in Silk's current business. With BTSL having commenced product development on several products, Silk's board of directors and management believed it would be the right time to structure a deal with BTSL before it started full product development and marketing efforts. Silk's board of directors and management did weigh the potential risks associated with a transaction with BTSL. However, after reviewing the potential market for BTSL products, and Silk's current financial position, Silk's board of directors and management believed the potential risks associated with BTSL and its operations were outweighed by the potential upside in BTSL's business. Additionally, Silk's board of directors and management believed BTSL was the best business opportunity the management of Silk had found in which a deal was possible. Silk's management had found that Silk was somewhat limited in potential deals based on Silk's own financial position.

Even in considering a transaction with BTSL, one of the requirements was additional capital be raised to help fund BTSL's operations. Given Silk's past performance in the artificial flowers industry, management of Silk did not feel it was feasible to continue to raise capital for the artificial flowers operations. However, after discussing BTSL and its business with potential investors, Silk's management did find interest in financing BTSL's business through Silk. The board of directors and management felt the potential benefits outweighed the risk of entering into a transaction with a company like BTSL which did not have a proven operation, had a negative working capital and no revenue. The board of directors and management of Silk believes the market being pursued by BTSL has growth opportunity, that BTSL has products that will be well received by potential customers, and BTSL is ahead of its competitors in the development of certain products, particularly its oxygen generation and gasification products which Silk's management believes have strong potential.

Silk is and was limited in its ability to perform extensive research on BTSL's product capabilities and future market potential given Silk's limited resources. The ultimate decisions were based on a belief in BTSL's management, discussions with potential customers of BTSL and a review of existing and potential contracts held and being sought by BTSL. Additionally, Silk's decisions were based on the current state of Silk's business and financial position and the need to move in another direction than the artificial flowers market.

Terms of the Acquisition
------------------------

On December 5, 2001, Silk entered into an Asset Purchase Agreement with BTSL. Pursuant to the terms of the Acquisition Agreement, Silk acquired the assets of BTSL through the exchange of twenty million (20,000,000) shares of Silk Common Stock for all of BTSL's assets. BTSL's business will be the main focus of Silk's operations going forward. Management of BTSL will also assume similar roles with Silk. The current director, Joseph R. Bergmann, and management of Silk remained at the closing of the transaction, and Tim Coburn and Padraic Maloney were appointed to fill vacancies as directors on December 5, 2001. Additional negotiated terms of the Acquisition call for the appointment of two additional directors.

At the time of the negotiations with Silk, both Silk and BTSL were looking at several financing alternatives. It is anticipated that additional capital will need to be raised. At this time, the terms of any future capital raising are not known. Current investors in BTSL and Silk may be interested in making further investments but no discussions have been had with current investors on whether they would be interested in making further investments, and if so, on what terms they would make the investments.

Upon completion of the Acquisition, Silk had the following shares of Silk Common Stock and Voting Preferred Stock outstanding:


Class of Shareholder    Shares of Silk Common Stock    Percentage
--------------------    ---------------------------    ----------
Shareholders of                1,533,687                  6.3%
 Silk (Voting Preferred)

Shareholders of
 Silk (Common)                 2,765,455                 11.4%

BTSL                          20,000,000                 82.3%
                              ----------               ------
    Total                     24,299,142               100.00%


There are no provisions in the Acquisition Agreement or otherwise which restrict the new management of Silk, following the Acquisition, from issuing stock options or awards which would provide additional dilution to current shareholders. There are no warrants and options outstanding in Silk other than those reported in Silk's Form 10-KSB for the period ended May 31, 2001.

Although current shareholders will be diluted by the acquisition, the board of directors and management of Silk believe this transaction is in Silk's and its shareholders' best interests. By acquiring the assets of BTSL, management believes Silk is receiving operations with a business plan that offers more potential than Silk's current business model. As Silk currently is barely profitable and does not have the resources to expand its artificial flowers operations, the board of directors and management feels this acquisition is important to creating value in Silk for its shareholders. The Acquisition provides BTSL with a public market for its Silk stock for the future benefit of its current shareholders and to enhance BTSL's ability to seek future funding of its operations.

Effective Date
--------------

The Acquisition became effective upon January 6, 2002.

Conditions to the Acquisition
-----------------------------

The obligation of Silk and BTSL to consummate the Acquisition were subject to certain conditions, including the following:

1) BTSL had to pay $50,000 to Silk's auditors to enable the completion and filing by Silk of reports on Form 10-QSB and Form 10-KSB (which reports were filed), and BTSL paid an additional $200,000 to Silk for operating capital for Silk's artificial flower business.

2) The representations and warranties made by or on behalf of each of the parties in the Acquisition Agreement or in any certificate or document delivered by a party pursuant to the provisions of the Acquisition Agreement shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

3) The parties shall each have performed and complied with all covenants, agreements and conditions required by the Acquisition Agreement to be performed or complied with prior to or at the Closing. These conditions include Silk delivering financial information to BTSL, and BTSL providing funds to allow Silk to complete its financial reporting requirements to the SEC.

4) The present board of directors of Silk caused the appointment of all BTSL nominees to the board of directors of Silk as directed by BTSL and arranged for the retention of the existing officers and director of Silk.

Representations and Warranties
------------------------------

Silk and BTSL have made certain representations and warranties to each other with respect to, among other things, the organization and good standing of each of Silk and BTSL, authorization of the Acquisition Agreement, capitalization, stock ownership, validity and legality of stock, ownership of assets, contractual and other commitments, liabilities, financial statements, absence of material adverse changes, disclosure of material facts, availability of certain documents and records, accuracy of certain documents, and legal and other proceedings. Each party verified the accuracy of these representations up through the Closing of the Acquisition.

Expenses
--------

Silk and BTSL each paid their own expenses of the Acquisition.
Presently, the only expenses of the parties are for legal, accounting, printing and mailing cost. Silk's costs were approximately $20,000 for legal and accounting, and Silk estimates its printing and mailing cost to be around $2,000 but may be higher. BTSL's legal and accounting costs were approximately $20,000. Neither party paid outside consultants to assist in the acquisition other than the attorneys and accountants.

Accounting Treatment
--------------------

The Acquisition of Assets is accounted for as a "reverse acquisition" which results in a recapitalization treatment on the financial statements of Silk with BTSL deemed to be the acquiring entity for financial accounting purposes. The legal status of Silk as the parent corporation will not change.

Regulatory Approval
-------------------

No specific federal or state regulatory approvals must be obtained by Silk in order to consummate the Acquisition other than general compliance with applicable corporation law and state and federal securities laws.


BTSL Reasons for the Acquisition
--------------------------------

BTSL has been in need of capitalization to continue to develop its products. BTSL's board of directors and management had reviewed several financing possibilities and believed that the potential to raise capital through the sale of securities and the ability to potentially have a trading market for those securities was in the best interest of BTSL's shareholders.

Interest of Certain Persons in the Acquisition
----------------------------------------------

In considering the recommendation of Silk's board of directors and management with respect to the Acquisition Agreement, neither Silk's board of directors or management nor BTSL's board of directors or management will receive any benefits arising from their ownership of Silk's common stock as a result of the acquisition that will not be equally extended to all of Silk's and BTSL's shareholders. No member of Silk's management had an ownership interest in BTSL, and BTSL shareholders had no material ownership interest in Silk prior to the completion of the acquisition. Management and employees of both Silk and BTSL may receive options in Silk for ongoing services to Silk.

Tax Aspects of the Acquisition
------------------------------

The proposed acquisition of BTSL by Silk is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either Silk or BTSL as a result of the acquisition. There will not be any material tax effects on Silk's existing shareholders after the merger. However, neither Silk nor BTSL has requested a tax ruling from the Internal Revenue Service with respect to the merger. Accordingly, no assurance can be given that the merger will qualify as a tax-free reorganization. If the acquisition does not qualify for tax free treatment, BTSL will be deemed to have sold its Assets for Silk stock and be taxed on the difference between their basis in BTSL Assets and the value of the Silk stock. Silk shareholders should have no tax effect since they are not receiving any new shares.

Restricted Nature of Securities
-------------------------------

The shares of Silk's Common Stock issued to BTSL in connection with the sale of Assets will not be registered under the Securities Act of 1933, as amended (the "Act") and will be deemed "restricted securities" as that term is defined in the Act. Accordingly, such shares were issued in reliance on the exemption from such registration requirements provided by Section 4(2) of the Act. BTSL has made representations to Silk with respect to the acquisition of Silk's shares, including that it has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, such that Silk reasonably believes that BTSL comes within the scope of the exemption. Such shares will be restricted securities, and the certificates will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom. BTSL has been provided information regarding Silk and its business and financial condition including copies of Silk's most recent annual report on Form 10-KSB for the year ended May 30, 2001.

No Dividends
------------

     Silk has not paid dividends in the past and there are no dividends in arrears or interest due on Silk Securities.


                       ELECTION OF DIRECTORS
                       ---------------------

In accordance with the terms of the Acquisition Agreement, the sole director of Silk, Joseph R. Bergmann, agreed to appoint nominees of BTSL to the board of directors to serve with Mr. Bergmann. BTSL nominated Tim Coburn and Padraic Maloney for the board of directors. The individuals will serve until the next annual shareholders' meeting and until their successors are duly elected and qualified. Certain biographical information on Joseph R. Bergmann and the appointees is set forth below.

Joseph R. Bergmann, age 54, President, Chief Executive Officer and Director, oversees the entire operation of Silk. He is responsible for merchandising of products, as well as the formation and implementation of the Company's marketing plans. From October 1990 to the present Mr. Bergmann serves as President of JRB Enterprises Inc. Prior to his tenure with JRB Enterprises, from 1986 to 1989 he was President of Jewelmasters, Inc., a public multimillion dollar fine jewelry company. Prior to Jewelmasters, from 1972 through 1986 Bergmann also served as Senior Vice President of Federated Department Stores. Mr. Bergmann.is a graduate of Queens College in New York with a degree in Economics.


Padraic Maloney, age 36, Director, has many business interests in property, leisure and blood stock industries. He has been involved in the waste industry for the past number of years and in 1998 founded a company that carried out a feasibility study and completed research and development for the manufacture of a refuse derived fuel in pellet form for the production of electricity. This fuel consisted totally of material such as garbage and other waste products which are in today's world an unused source of energy. Mr. Maloney's knowledge and experience in this field is a valuable asset to Silk.


Having qualified as an Engineer in 1985, Mr. Tim Coburn, age 40, Director, was immediately recruited by a multinational company based in Holland to spearhead international turnkey projects in various countries. This involved extensive travel in the Middle East and Africa, where he was responsible for the setting up of an integrated project for the production of food. This involved the building of state of the art production facilities, integrating these facilities into one operation, and designing and developing a complete software system to monitor and control production operations. During this period he became proficient in the Arabic language. In 1989, Mr.Coburn was recruited by an Irish company, as Development Manager in charge of all production facilities, where he successfully directed and implemented several company reorganizations that resulted in substantial increase in production, and a dramatic increase to profitability.

In 1993, Mr. Coburn set up an environmental control system in Canada for the monitoring of commercial greenhouses, and gained valuable experience in environmental control regulations. He returned to Ireland where he successfully directed and implemented several company reorganizations, refinancing programs, and company turnabouts. He then became a major shareholder in a precision engineering manufacturing company, creating an international market in precision engineering products. He has created an extensive marketing network worldwide based on product development and customer satisfaction. In 1995 Mr. Coburn met Jacques Ribesse, founder of Jarix Limited, an international scientist and expert in the fields of gas and chemical engineering and research. Together they have developed technologies for gas separation and combustion.

                            MANAGEMENT

     The names of Silk's executive officers and directors and the positions held by each of them are set forth below:

     Name                                     Position
     ----                                     --------
Joseph R. Bergmann	             President, Secretary & Director

Padraic Maloney                      Director

Tim Coburn                           Director


The term of office of each director is one year and until his successor is elected at Silk's annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until a successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors.

Silk does not have a standing audit, nominating or compensation committee. The size of Silk's board has not permitted the board of directors to divide up some of the corporate governance provisions. It is anticipated as BTSL's nominees assume control and the business develops, that board of director committees will be formed. At this time, however, the exact timing and the nature of such committees is unknown. The enlarged board of directors has had five meetings with most action handled through unanimous consents given the fact there were only three directors.

Biographical Information
------------------------

Biographical information with respect to each of Silk's officers and directors has been set forth above.


                        EXECUTIVE COMPENSATION

The table below summarizes the annual compensation for services in all capacities to the company for the (i) person(s) serving as our Chief Executive Officer; and (ii) our four most highly compensated executive officers other than the CEO as determined at May 31, 2001, the end of Silk's last completed fiscal year:

NAME                  TITLE        SALARY/FISCAL YR.   BONUS    AWARDS
----                  -----        -----------------   -----    ------
Joseph R. Bergmann    President       $35,000.00        N/A      N/A

(ii) Not applicable


Joseph R. Bergmann is also an officer and director of JRB Enterprises, Inc. Together Silk and JRB Enterprises, Inc. have engaged in numerous transactions including, but not limited to, a Manufacturing
Agreement, a Sub-Lease Agreement, and a Licensing Agreement. Mr. Bergmann's role in these transactions was to negotiate and procure the agreements and he received no compensation save for his income received in the ordinary course of business.
For the Officers and Directors of JRB Enterprises, Inc. the following outlines compensation received for the last three fiscal years:

NAME                  TITLE           YEARS         COMPENSATION PER YEAR
----                  -----           -----         ---------------------
Joseph R. Bergmann    Director        1996-2001                 0
Joseph R. Bergmann    President       1996-2001          $150,000

Regina M. Bergmann    Director        1996-2001                 0
Regina M. Bergmann    Secretary       1996-2001          $ 25,000

Options/SAR Grants in Last Fiscal Year
--------------------------------------

None

Bonuses and Deferred Compensation:
---------------------------------

None

Compensation Pursuant to Plans:
------------------------------

None

Pension Table:
-------------

Not Applicable

Other Compensation:
------------------

None

Compensation of Directors:
-------------------------

Silk has no policy for compensation of Directors.

Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------

None of Silk's officers have employment contracts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company's common stock as of April 20, 2002, by (i) each person or entity known by the Company to be beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's directors and named executive officers, and (iii) all directors and executive offices of the Company as a group.



                                            Amount and Nature of    Percent of
Title of Class     Name & Address             Beneficial Owner         Class
--------------     --------------           --------------------    ----------
Common             Joseph R. Bergmann       3,569,000 Shares(1)        10.9%
Stock              975 S. Congress Ave.     President & Director
                   Delray Beach, Fl 33445

Common             BTSL Technologies        20,000,000 Shares(2)       51.4%
Stock              Limited
                   975 S. Congress Ave.
                   Delray Beach, Fl 33445

Common             Graham Energy, Inc.      4,000,000 Shares           12.3%
Stock              975 S. Congress Ave.
                   Delray Beach, Fl 33445

Common             Vance Energy Ltd.        3,316,000 Shares           10.2%
Stock              975 S. Congress Ave.
                   Delray Beach, Fl 33445

Common             Directors & Officers     23,569,000 Shares          62.3%
Stock              as a group (3 persons)


(1) Includes 1,000,000 shares of Series 2000 Convertible Preferred stock convertible into 1,000,000 shares of Common Stock. Of this number of Common Stock, 1,042,687 shares are issued to Joseph R. Bergmann IRA.

(2) Tim Coburn and Padraic Maloney, directors of Silk, are also managing directors of BTSL Technologies Limited.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Silk shares office facilities, certain office equipment and certain employees with JRB Enterprises, Inc. At May 31, 1999, Silk had issued 1,900 shares of preferred stock to JRB Enterprises, Inc. for the license rights to the trademark "Living Silk" and certain manufacturing processes. JRB Enterprises, Inc. is owned by Joseph R. Bergmann,
President of Silk.

On January 2, 2001 Silk and JRB Manufacturing, Inc. ("JRB"), the primary manufacturer of Silk's silk botanical products (and which is owned by Silk's President, Joseph R. Bergmann and his wife) entered into a marketing, manufacturing and distribution agreement with an established out-of-state assembler and manufacturer of high quality artificial plants, trees and floral arrangements.

On February 15, 2002, JRB Manufacturing, Inc. ("JRB")
and its two shareholders completed a Stock Purchase Agreement with Silk regarding the sale of 100% of the outstanding shares of
JRB to Silk in exchange for 100,000 shares of Silk's common
stock in a tax-free reorganization.  The transaction was effective as
of January 1, 2002.   JRB has been Silk's primary manufacturer of its
silk botanical products, and Silk intends that JRB will continue to do so. JRB's assets consist of certain inventory and equipment for manufacturing silk botanical products. The main purpose of the reorganization transaction was to simplify and consolidate Silk's silk botanical products business.


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of Silk and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements." Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to Silk, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of Silk and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

the performance of Silk's products within, and the overall strength of,

- the prevailing business environment

- customer acceptance of newly-introduced product lines

- changes in the costs of raw materials and labor and advertising

- the effects of vigorous competition in the markets in which Silk intends to operate

Words such as 'estimate', 'project', 'plan,' 'intend', 'expect', 'believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. Silk's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

BUSINESS OF TECENERGY LIMITED

Introduction
------------

As a result of the Acquisition Agreement with Silk, the assets and business opportunities owned by BTSL Technologies Limited ("BTSL") and described below were assigned to the newly formed Irish company, TecEnergy Limited, which is a 100% owned subsidiary of Silk. Four subsidiary companies required to operate the business were subsequently formed as wholly owned subsidiaries of TecEnergy Limited.

BTSL Technologies Limited ("BTSL") is an Irish Limited Company whose principal business is the acquisition and development of proven technologies and businesses with a high potential for future revenue and profits. The focus of BTSL has been on two technologies, Gasification and Oxygen Generation.

    a. Gasification: The gasification process converts any carbon-containing material into a synthesis gas composed primarily of carbon monoxide and hydrogen, which can be used as a fuel to generate electricity or steam or used as a basic chemical building block for a large number of uses in the petrochemical and refining industries. Gasification adds value to low- or negative-value feed stocks by converting them to marketable fuels and products.

   b. Oxygen Generation: Oxygen Generation is the process of separating oxygen from air using a Pressure Swing Adsorption
       (PSA) or Vacuum Swing Adsorption system. Oxygen generators have many uses in Medical (Hospital) and Industrial applications.

BTSL acquired registered worldwide patents and the technology rights in the areas of Gasification, Oxygen Generation and other products from a Belgium company, Jarix Scrl, that is owned and managed by a European scientist, Mr. Jacques Ribesse. These products were to be manufactured in Ireland by international engineering manufacturing companies who have many years experience of exporting products worldwide. BTSL intended to provide and operate a turnkey solution for its customers.

BTSL had entered into a contract for the processing of certain materials using its proprietary Gasification technology and was in discussions with foreign governments that it is believed will result in orders for the company's Oxygen Generation equipment.

BTSL had earlier agreed to form four operating subsidiary companies for manufacture and sales of its products. These four subsidiaries were subsequently formed as wholly owned subsidiaries of TecEnergy Limited on completion of the Acquisition Agreement with Silk.
The Assets transferred to Silk include patents, equipment, prototypes and the investments that were advanced to Silk which were part of the acquisition transaction. The total orders pending approval by foreign governments approximates US $7,500,000.

The Assets transferred to Silk include operating expenses related to the patents and development costs. For further information on the Acquisition Agreement and the Assets, see Silk's Form 10-QSB for the quarter ending February 28, 2002 and its Form 8-KA filed January 16, 2002.

                               VOTE
                               ----

Silk received the votes of 4,042,687 shares of its issued and outstanding shares totaling 97.1% of its 4,159,713 outstanding shares on December 5, 2001, the record date, to approve (a) the acquisition of all of the assets of BTSL, pursuant to the terms of an Asset Purchase Agreement dated December 5, 2001, and (b) the appointment of Tim Coburn and Padraic Maloney to serve as directors of Silk. All shareholders who voted on the transaction were contacted by Joseph R. Bergmann who received no compensation for contacting the shareholders.

     AMENDMENT TO THE ARTICLES OF INCORPORATION-NAME CHANGE
     ------------------------------------------------------

Subsequent to completion of the Acquisition, Silk's board of directors and management agreed that a corporate name change would be beneficial for Silk and recommended amending the articles of incorporation to change its name to "Consolidated Resources Group, Inc." The articles of incorporation have been amended to change the name to "Consolidated Resources Group, Inc."


Silk wanted to change the corporate name to better reflect the changed nature of its business after the Acquistion, and to reflect the fact that the technologies acquired in the Assets are applicable to natural resources.


Silk received the votes of 24,042,687 shares of its issued and outstanding shares totaling 99.5% of its 24,159,713 outstanding shares on January 24, 2002, to approve the corporate name change set forth herein at Exhibit A below and the name change was effected on February 8, 2002. All shareholders who voted on the transaction were contacted by Joseph R. Bergmann who received no compensation for contacting the shareholders.

                        FURTHER INFORMATION
                        -------------------


Attached below for your convenient reference are:

(1)    ARTICLE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
       SILK BOTANICALS, INC. (EXHIBIT A)

(2) COMPANY AUDITED FINANCIAL STATEMENTS FOR YEARS ENDED MAY 31, 2001 AND 2000 (EXHIBIT B)

(3)    COMPANY UNAUDITED FINANCIAL STATEMENTS FOR FEBRUARY 28, 2002
       (EXHIBIT C)

(4) BTSL TECHNOLOGIES LIMITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2001, AND (b) COMPANY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA AS OF NOVEMBER 30, 2001
       (EXHIBIT D)



All references to each document referred to in this Information Statement are qualified in their entirety by reference to the complete contents of such document. Additional information concerning Silk, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.

                           Silk Botanicals.Com, Inc.
                           By order of the Board of Directors


                           Joseph R. Bergmann, President
                           Delray, Florida


                           June 12, 2002

                              EXHIBIT A


                       ARTICLE OF AMENDMENT
                TO THE ARTICLES OF INCORPORATION OF
                     SILK BOTANICALS.COM, INC.


1. The following provision of the Articles of Incorporation of Silk Botanicals.Com, Inc., a Florida corporation (the "Company") filed in Tallahassee on November 20, 1998, and pursuant to Sections 607.0704, 607.0726, 607.1001 and 607.1003
       of the Florida Business Corporation Act, be and hereby is amended to read as follows:

           ARTICLE FIRST be and hereby is amended to read as follows:

           The name of the corporation is Consolidated Resources
           Group, Inc.

2. The foregoing amendment was adopted by a majority of the Company's Shareholders on the 24th of January, 2002, in accordance with the provisions of the Florida Business
       Corporation Act. The number of votes cast by the shareholders were sufficient for approval.

IN WITNESS WHEREOF, the undersigned President and Secretary of the Company has executed this Article of Amendment on the 26th day of January, 2002.


                                    SILK BOTANICALS.COM, INC.

                                    ______________________________
                                    Joseph R. Bergman,
                                    President and Secretary

[notary acknowledgment]

                               EXHIBIT B
                               ---------



                          SILK BOTANICALS.COM, INC.


                            FINANCIAL STATEMENTS
                                 YEARS ENDED
                            MAY 31, 2001 AND 2000



        Exhibit B


                           TABLE OF CONTENTS
                           -----------------


                                                                 Page
                                                                 ----

Independent Auditor's Report                                     F-1

Financial Statements:

Balance Sheets                                                   F-2

Statements of Operations                                         F-3

Statements of Changes in Stockholders' Equity (Deficit)          F-4

Statements of Cash Flows                                         F-5

Notes to Financial Statements                                  F-6 - F-15



        Exhibit B


                  [MICHAELSON & CO., P.A. LETTERHEAD]



Independent Auditor's Report
----------------------------


To the Board of Directors and Stockholders
  of Silk Botanicals.Com, Inc.
Delray Beach, Florida

We have audited the accompanying balance sheets of Silk Botanicals.Com, Inc. (a Florida corporation) as of May 31, 2001 and 2000 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silk Botanicals.Com, Inc. as of May 31, 2001 and 2000 and the results of its operations and its cash flows for the fiscal years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                /s/ Michaelson & Co., P.A.


West Palm Beach, Florida
November 29, 2001







        Exhibit B  -    F-1


                          SILK BOTANICALS.COM, INC.
                               BALANCE SHEETS
                           MAY 31, 2001 AND 2000

ASSETS
                                                         2001            2000
                                                     ------------    ------------
CURRENT ASSETS:
  Cash                                               $      4,162    $     13,445
  Accounts receivable (net of allowance
    for doubtful accounts of $20,000 and $4,000           166,246         121,582
    at May 31, 2001 and 2000, respectively)
   Accounts receivable - related party                    115,226            -
    Inventory                                              52,174          62,338
    Other current assets                                     -              3,275
                                                     ------------    ------------
            Total Current Assets                          337,808         200,640
                                                     ------------    ------------

PROPERTY & EQUIPMENT, net of accumulated
  depreciation of $1,778 and $614 at
  May 31, 2001 and 2000, respectively)                      1,703           2,867

OTHER ASSETS:
  License rights (net of valuation allowance
    & accumulated amortization)                            28,340          35,420
  Other assets                                              8,270           1,165
                                                     ------------    ------------
            Total Other Assets                             36,610          36,585
                                                     ------------    ------------
TOTAL ASSETS                                         $    376,121    $    240,092
                                                     ============    ============

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses              $     50,652    $      7,194
  Accounts payable due to factors                          31,820            -
  Income taxes payable                                     24,221           3,927
  Accounts payable due to related party                      -             30,972
  Other current liabilities                                36,922          13,242
                                                     ------------    ------------
          Total Current Liabilities                       143,615          55,335
                                                     ------------    ------------

TOTAL LIABILITIES                                         143,615          55,335

STOCKHOLDERS' EQUITY (DEFICIT):
  Series A preferred stock, $.001 par value,
    1,900 shares authorized, issued and
    outstanding                                                 2               2
  Series 2001 convertible preferred stock,
    $.001 par value, 2,000,000 shares
    authorized; none issued and outstanding                  -               -
  Series 2000 convertible preferred stock,
    $.001 par value, 4,042,687 shares
    authorized, issued and outstanding                      4,043           4,043
  Series 2000A convertible preferred stock,
    $.001 par value, 2,444,532 shares
    authorized, issued and outstanding                      2,445            -
  Preferred stock, $.001 par value, 41,510,881
    shares authorized, none issued and outstanding           -               -
  Common stock, $.001 par value, 300,000,000
    shares authorized, 31,533 shares issued and
    outstanding                                                31              31
  Additional paid-in capital                              853,636         853,636
  Deficit accumulated during the development stage       (699,126)       (699,126)
  Retained earnings                                        71,475          26,171
                                                     ------------    ------------
          Total Stockholders' Equity (Deficit)            232,506         184,757
                                                     ------------    ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)   $    376,121    $    240,092
                                                     ============    ============



               See Independent Auditor's Report and Accompanying Notes


        Exhibit B  -    F-2

                         SILK BOTANICALS.COM, INC.
                         STATEMENTS OF OPERATIONS
                FOR THE YEARS ENDED MAY 31, 2001 AND 2000

                                                  2001             2000
                                              -------------    ------------

SALES                                         $   1,053,857    $    690,621

COST OF SALES                                       789,225         499,399
                                              -------------    ------------
GROSS PROFIT                                        264,632         191,222
                                              -------------    ------------

MARKETING EXPENSES                                   36,545          63,331

GENERAL AND ADMINISTRATIVE EXPENSES                 142,464          88,129
                                              -------------    ------------

INCOME FROM OPERATIONS                               85,623          39,762
                                              -------------    ------------

OTHER INCOME/(EXPENSES):
   Interest Expense                                 (16,135)         (2,279)
                                              -------------    ------------

INCOME BEFORE PROVISION FOR INCOME TAXES             69,488          37,483

Provision for Income Taxes                           15,634           2,762
                                              -------------    ------------

NET INCOME                                           53,854          34,721

ACCUMULATED DEFICIT, BEGINNING OF PERIOD           (672,955)       (699,126)

Preferred Stock Dividend                             (8,550)         (8,550)
                                              -------------    ------------
ACCUMULATED DEFICIT, END OF PERIOD            $    (627,651)   $   (672,955)
                                              =============    ============
Earnings per share (after preferred
dividends):
  Basic and diluted                           $        0.69    $       0.39
                                              =============    ============
  Weighted average shares outstanding
    - basic & diluted                                65,222          89,286
                                              =============    ============



           See Independent Auditor's Report and Accompanying Notes


        Exhibit B  -    F-3


                           SILK BOTANICALS.COM, INC.
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                FOR THE YEARS ENDED MAY 31, 2001 AND 2000

                                                                                                 DEFICIT
                                                                                                ACCUMULATED
                                                                                 ADDITIONAL     DURING THE
                                    PREFERRED STOCK          COMMON STOCK         PAID-IN       DEVELOPMENT   RETAINED
                                   SHARES     AMOUNT       SHARES     AMOUNT      CAPITAL         STAGE       EARNINGS     TOTAL
                                 ----------  ---------   ----------  ---------   ----------   ------------  ----------  ----------
BALANCE, MAY 31, 1999                 1,900   $       2    6,250,000  $   6,250   $  671,460   $  (699,126)  $    -     $  (21,414)

  Issuance of warrants                 -          -            -          -         180,000          -            -        180,000
  Preferred stock dividend             -          -            -          -            -             -          (8,550)     (8,550)
  Net income                           -          -            -          -            -             -          34,721      34,721
                                 ----------  ---------   ----------  ---------   ----------   -----------   ----------  ----------
BALANCE, MAY 31, 2000                 1,900  $       2    6,250,000  $   6,250   $  851,460   $  (699,126)  $   26,171  $  184,757
                                 ----------  ---------   ----------  ---------   ----------   -----------   ----------  ----------

  Issuance of Series 2000
    convertible preferred         4,042,687      4,043   (4,042,687)    (4,043)        -             -            -           -
    stock exchange for like
    number of shares of
    common stock
  Issuance of Series 2000A        2,444,532      2,445         -          -            -             -            -          2,445
    convertible preferred
    stock as prepayment for
    various future services
  70:1 reverse split, common
    stock                              -          -      (2,175,780)    (2,176)       2,176         -             -           -
  Preferred stock dividend             -          -            -          -            -            -           (8,550)     (8,550)
  Net income                           -          -            -          -            -            -           53,854      53,854
                                 ----------  ---------   ----------  ---------   ----------   -----------   ----------  ----------
BALANCE, MAY 31, 2001             6,489,119  $   6,490       31,533  $      31   $  853,636   $  (699,126)  $   71,475  $  232,506
                                 ==========  =========   ==========  =========   ==========   ===========   ==========  ==========



          See Independent Auditor's Report and Accompanying Notes


        Exhibit B  -    F-4

                          SILK BOTANICALS.COM, INC.
                          STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED MAY 31, 2001 AND 2000


                                                              2001           2000
                                                           ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                               $   53,854     $   34,721
   Adjustments to Reconcile Net Gain to
     Net Cash Used in Operating Activities:
       Depreciation and amortization                            8,244          7,694
       Changes in assets and liabilities:
            (Increase) in accounts receivable                 (44,664)      (121,582)
            (Increase) in accounts receivable
              - related party                                (115,226)          -
            (Increase) decrease in inventory                   10,164         (4,985)
            (Increase) decrease in prepaid expenses             3,275         (3,275)
            (Increase) in deferred tax asset                   (4,660)        (1,165)
            Increase (decrease) in accounts payable            43,458        (14,220)
            Increase in accounts payable due to
              factors                                          31,820          -
            Increase in income taxes payable                   20,294          3,927
            (Decrease) in due to related parties              (30,972)       (70,381)
            Increase (decrease) in other current
              liabilities                                      23,680         13,242
                                                           ----------     ----------
       NET CASH PROVIDED BY (USED IN)
       OPERATING ACTIVITIES                                     (733)       (156,024)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                             -            (1,981)
                                                           ----------     ----------
       NET CASH USED IN INVESTING ACTIVITIES                     -            (1,981)
                                                           ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of warrants                                           -           180,000
  Preferred stock dividend                                     (8,550)        (8,550)
                                                           ----------     ----------
       NET CASH PROVIDED BY FINANCING ACTIVITIES               (8,550)       171,450
                                                           ----------     ----------

NET INCREASE IN CASH                                           (9,283)        13,445

CASH AT BEGINNING OF PERIOD                                    13,445           -
                                                           ----------     ----------
CASH AT END OF PERIOD                                      $    4,162     $   13,445
                                                           ==========     ==========
SUPPLEMENTAL DISCLOSURES:
    Cash paid for interest                                 $   16,140     $    2,038
    Cash paid for income taxes                                   -              -



          See Independent Auditor's Report and Accompanying Notes



        Exhibit B  -    F-5

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization:
-------------

Silk Botanicals.Com, Inc. (the "Company"), formally known as Diversified Restaurant Holdings, Inc., was organized November 20, 1998 in the State of Florida. The Company was a development stage company until June 1999, when it commenced operations. The Company develops, markets and distributes high-quality artificial flowers, artificial greenery and floral arrangements under the trademark names Forever Fresh[R], Living Silk[TM] and Silk Botanicals[TM] in the wholesale market. All of the Company's product is purchased from a company related by common ownership. Major customers include wholesale store chains and supermarkets.

On April 9, 1999, the Company acquired all the outstanding common stock of JRB Marketing of South Florida, Inc. ("JRB"), a Florida corporation formed October 2, 1996. For accounting purposes, the transaction was treated as a reverse acquisition of the Company by JRB and as a recapitalization of JRB. The recapitalization resulted in the issuance of 4,435,813 shares of the Company and the recording of $4,436 in expenses. The historical financial statements prior to November 20, 1998 are those of JRB. No pro forma information is presented, as the acquisition was not a business combination. At the time of this transaction, JRB had no assets, liabilities or operations. As such, the financial statements of the Company reflect the accounting for JRB as if JRB had been the reporting entity from inception.

Prior to acquiring JRB, the Company owned 99% of the stock of Southern Dragon, Inc. ("Southern"), a development stage company in the restaurant industry. On March 31, 1999, the Company sold the stock of Southern back to Southern and began concentrating on the development, marketing and distribution of artificial flowers, greenery and floral arrangements.

On August 2, 1999, the Company officially changed its name to Silk Botanicals.Com, Inc. from Diversified Restaurant Holdings,
Inc.

On August 20, 1999, the Company's Board of Directors approved a 1 for 4 reverse split of its common stock, retroactively effective as of May 31, 1999. On January 2, 2001, the Company's Board of Directors approved a 70 for 1 reverse split of its common stock, effective February 5, 2001. This split did not change the number of authorized shares of the Company, nor the par value of $0.001. All common shares and the per share amounts in the accompanying audited financial statements have been restated for the effects of the reverse splits.

Revenue Recognition:
--------------------

Revenue is recognized, net of discounts and estimated returns, upon shipment of product.


        Exhibit B  -    F-6

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventory:
----------

Inventory consists primarily of finished floral and greenery arrangements and is valued at the lower of cost (first-in, first-out method) or market.

Furniture and Equipment:
------------------------

Furniture and equipment are recorded at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets.

License Rights:
---------------

The license rights acquired by the Company have been recorded at cost less a valuation allowance. The rights and valuation allowance are amortized on the straight-line basis over the term of the license right agreements, which is six years.

Fair Value of Financial Instruments:
------------------------------------

The carrying amount of trade receivables and payables approximate fair value

Income Taxes:
-------------

The Company accounts for income taxes on an asset and liability approach to financial accounting. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates:
-----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



        Exhibit B  -    F-7


                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reclassifications
-----------------

Certain reclassifications were made to the 2000 financial statements presentation in order to conform to the 2001 financial statements presentation.

Start-Up Costs:
---------------

In April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"). SOP 98-5 requires that start-up costs, including organizational costs, be expensed as incurred. The Company has accepted early adoption of SOP 98-5 and expensed all start-up costs.

Earnings per Share:
-------------------

The Company has utilized Financial Accounting Standards No. 128 "Earnings per Share" ("FAS 128"). FAS 128 requires presentation of earnings or loss per share on basic and diluted earnings per share. Basic earnings or loss per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share is computed using the weighted average number of common shares outstanding and potentially diluted common shares during the period. The warrants were anti-dilutive at May 31, 2001 as the exercise price was in excess of the market price. The computation of fully diluted earnings per share is not presented as it would be anti-dilutive.

Impairment of Long-Lived Assets
-------------------------------

The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such intangible assets relate. No impairments were required to be recognized during the years ended May 31, 2001 and 2000.

Segment Reporting:
------------------

In June 1997, the Financial Accounting Standards Board issued
Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related



        Exhibit B  -    F-8


                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     ------------------------------------------

Segment Reporting (continued):
------------------------------

Information" ("SFAS 131"). This statement requires companies to report information about operating segments in interim and annual financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company has determined that it did not have any separately reportable operating segments as of May 31, 2001 and 2000.

Advertising:
------------

Advertising costs ($5,362 and $9,947 for the years ended May 31, 2001 and 2000, respectively) are charged to expense as incurred.

Cash and Cash Equivalents:
--------------------------

The Company considers all short-term highly liquid investments with maturities of three months or less at the date of their acquisition and all cash on hand and in checking and savings accounts to be cash and cash equivalents.

Contingencies:
--------------

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgement. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.



        Exhibit B  -    F-9

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


2.   PROPERTY AND EQUIPMENT

Property and Equipment consists of the following as of May 31,
2001 and 2000:
                                           2001            2000
                                         --------        --------
     Computer equipment                  $  3,481        $  3,481
     Less:  Accumulated depreciation       (1,778)           (614)
                                         --------        --------
                                         $  1,703        $  2,867
                                         ========        ========

Depreciation expense was $1,164 and $614 for the years ended May
31, 2001 and 2000, respectively.


3.   RELATED PARTY TRANSACTIONS

The Company purchases its silk botanical products from an established manufacturer owned by the Company's president and majority stockholder (herein after, the "Manufacturer"); however, the Company may purchase its products from other suppliers. On April 1, 1999, the Company entered into a non-exclusive manufacturing and distribution agreement with the Manufacturer for a term of six years with the right to extend the agreement for six additional six-year terms. The Manufacturer will invoice the Company for products and distribution of products at rates to be negotiated periodically between the Company and the Manufacturer.

On January 2, 2001, the Manufacturer entered into an agreement with an established out-of-state assembler and manufacturer of high-quality artificial plants, trees and floral arrangements. This marketing, manufacturing and distribution agreement will significantly increase the manufacturing capabilities for the Company's product, thereby positioning the Company to potentially increase its customer base and sales revenue.

The Company subleases office facilities and certain office equipment from the Manufacturer, who also provides insurance coverage on the Company's property, equipment and inventory. The Company issued 1,900 shares of preferred stock to the Manufacturer for the license rights to the trademarks Living
Silkr and Silk Botanicals [TM], and for certain manufacturing processes. The Company was owed $115,226 by the Manufacturer at May 31, 2001 (recorded as an accounts receivable), and owed the Manufacturer $30,972 at May 31, 2000 (recorded as an accounts payable, for the purchase of inventory, a computer and software, operational expenses, license fees and advances to acquire the trademark and manufacturing process rights to the Forever Fresh[R] line of floral arrangements.) During the years ended May 31, 2001 and 2000, the Company paid $796,324 and $553,816, respectively, to the Manufacturer.


        Exhibit B  -    F-10

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


3.   RELATED PARTY TRANSACTIONS (continued)

No formal arrangement on terms and conditions relating to advances, should they be required, had been entered into by the Company with the Manufacturer.


4.   LICENSE RIGHTS

On December 21, 1998, the Company purchased an exclusive license for the right to assemble and distribute the "water-look" floral arrangements and the trademark and copyright materials of Forever Freshr from a third party manufacturer and distributor in South Florida. The term of the license agreement is for six years with the right to extend for additional terms of six years each, unless terminated by either party at the end of any six-year term. As part of the agreement, the Company paid $42,500 for the license rights. The Manufacturer advanced the funds for the payment. Additionally, the Company agreed to make royalty payments to the licensor of 5% of the net amount invoiced by the Company or any affiliate, for Forever Fresh[R] products during the initial six year term. For additional periods of up to six, six-year terms, the Company agreed to pay to the licensor one quarter of one percent (.25%) of its net sales per annum of all Forever Freshr products sold to any third party. At May 31, 2001 license rights of $42,500 are presented net of $14,160 of accumulated amortization.

During April 1999, the Company entered into an exclusive license agreement to market and distribute artificial greenery and floral arrangements with the Living Silk and Silk Botanicals trademarks owned by the Manufacturer. Additionally, the license agreement granted the Company the exclusive right to use the manufacturing process of the Living Silk[TM] and Silk Botanicals [TM] products. As consideration for the license agreement, the Company issued preferred stock to the Manufacturer valued at $190,000. Since the transaction was a nonmonetary transaction between related parties, a valuation allowance of $190,000 has been provided against the license rights and as an offset to stockholder equity. The Company further agreed to pay the Manufacturer, royalty payments of 5% of the net amount invoiced by the Company or any affiliates for Living Silk[TM] or Silk BotanicalsT products invoiced to any third party during the initial six-year term. For additional periods of up to six, six-year terms, the Company agreed to pay one quarter of one percent (.25%) of its net sales per annum for all Living Silk[TM] and Silk BotanicalsT products sold to any third party.


5.   EQUITY

Preferred Stock - On October 6, 2000, the Company increased the number of authorized shares of preferred stock from 5,000,000 to 50,000,000, of which a total of 1,900 shares had previously been designated as Series A preferred stock. This series is entitled to receive dividends at the rate of $6.00 per share per annum, payable quarterly. Such dividends are



        Exhibit B  -    F-11


                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


5.   EQUITY (continued)

Preferred Stock (continued) -

cumulative and hold a preference over any other distribution.
This series has no voting rights or conversion features.

On January 2, 2001, the Company authorized 2,000,000 shares of Series 2001 convertible preferred stock, to be issued in a private offering. Each share of this series is convertible into common stock, one year after issuance, at a conversion ratio of either $5.00 per share or 30% below the trading price of the common stock as priced the prior trading day to conversion, whichever is less. This series has no voting rights.

On January 2, 2001, the Company authorized and issued 4,042,687 shares of Series 2000 convertible preferred stock in exchange for a like number of shares of common stock owned by the majority shareholder. Each share of this series is convertible into fully paid and nonassessable shares of common stock, at the option of the holder, on a one-for-one basis at any time after January 5, 2002. Each share of this series entitles the holder to one vote, either in person or by proxy, at meetings of shareholders, and such vote shall be equal to the voting rights of the common stock and shall be counted with the common stock toward election of directors or such other action as the class of common stock shall be entitled.

On January 2, 2001, the Company authorized and issued 2,444,532 shares of Series 2000A convertible preferred stock in exchange for various services to be provided in the future. Each share of this series is convertible into common stock, at any time after twelve months from the date of execution of the agreement, on a one-for-one basis. This series has no voting rights.

The rights, preferences and limitations of any additional shares of preferred stock will be determined by the Board of Directors.
Dividends in arrears at May 31, 2001 are $12,825.

Common Stock - On November 20, 1998, the Company issued 4,788 shares of common stock to additional founders of the Company and recorded an expense of $335 for the issuance. These shares were issued at par value since no operations existed in the Company. Between November 30, 1998 and March 31, 1999, the Company issued 375 shares of common stock as compensation for services rendered and recorded an expense of $26. From January 2, 1999 until March 31, 1999, the Company issued 1,414 shares of common stock for cash of $49,500, which was utilized by Southern prior to the recapitalization. The Company issued, from April 1, 1999 through April 6, 1999, 19,339 shares of common stock and recorded an expense of $671,460, which approximates market value. All of the




        Exhibit B  -    F-12

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


5.   EQUITY (continued)

Common Stock (continued) -

stock issued has been restated to reflect the reverse stock splits of 1 for 4 (effective as of May 31, 1999) and 1 for 70
(effective February 2, 2001).

On October 6, 2000, the Company increased the number of authorized shares of common stock from 25,000,000 to 300,000,000.

Warrants - In March of 2000 the Company issued warrants for 5,143 shares of common stock. The warrants were issued for $35.00 each for a total of $180,000. The warrants have an exercise price of $175.00 per share and are exercisable as follows; 3,428 from April 30, 2000 to April 30, 2002 and 1,715 from May 7, 2000 to
May 7, 2002. The warrants carry a provision to issue options for up to 5,143 shares exercisable over the same time frame as the corresponding warrant at a price of $210.00 per share, if and when the warrants are exercised.
All of the warrants issued and exercise prices have been restated to reflect the reverse stock split of 1 for 70, effective February 2, 2001.

6.   INCOME TAXES

The provision for income taxes for the year ended May 31, 2001 of $15,634 is made up of federal income tax expense of $15,859 and state income tax expense of $4,435 less the current deferred tax asset of $4,660. The deferred tax asset consists of timing differences related to the allowance for doubtful accounts.


7.   ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of $2,777 in trade accounts payable and $47,875 in accrued expenses at May
31, 2001 and $2,656 in trade accounts payable and $4,538 in accrued expenses at May 31, 2000.

Accounts payable due to factors consists of balances paid by customers in error on outstanding invoices that had been factored.


8.   OTHER CURRENT LIABILITIES

Other current liabilities consist of credit card debt at weighted-average interest rates of 17.9% and 15.4% as of May 31, 2001 and May 31, 2000, respectively. This debt, which is assumed on behalf of companies owned by the Company's president and majority stockholder, is recorded as a receivable from these related party companies (see Note 3).


        Exhibit B  -    F-13


                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)



9.   CONTINGENCIES

The Company is involved in various claims which have arisen as a result of the funding of the warrants. The Company, after conferring with its legal counsel, is unable to predict the outcome of these matters but does not believe, based upon currently available facts, that the ultimate resolution of such matters will have a material adverse effect on the financial statements of the Company.

10.  CONCENTRATIONS

Business Risk
-------------

The Company's revenues and profitability are affected by many conditions, including changes in economic conditions, inflation, and political events. Because these factors are unpredictable and beyond the Company's control, earnings may fluctuate from year to year.

Major customers accounted for 44% and 53% of revenues for the years ended May 31, 2001 and 2000, respectively.

11.  COMMITMENTS - RELATED PARTY

The Company has a lease, which expires April 30, 2003, with the Manufacturer for 500 square feet of furnished office space, including office equipment, and approximately 1,500 square feet of warehouse and shipping space at a cost of $10 per square foot. For the years ended May 31, 2001 and 2000, rental expenses incurred were $20,000 and $20,000, respectively. Minimum future rental payments under the non-cancelable operating lease as of May 31, 2001 are as follows:

                     2001     -     $ 11,667
                     2002     -       20,000
                     2003     -        6,667

                    Total     -     $ 38,334


12.  SUBSEQUENT EVENTS

On October 30, 2001, the Company began negotiations of intent with a European limited liability company (the "LLC") to acquire certain assets and business opportunities of the LLC. The Company intends to purchase certain assets of the LLC in exchange for the Company's common stock in a tax-free reorganization. The LLC will transfer the assets to a newly-formed subsidiary of the Company, and the Company will issue restricted common stock to the LLC in


        Exhibit B  -    F-14

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
               FOR THE YEARS ENDED MAY 31, 2001 and 2000
                  (See Independent Auditor's Report)


12.  SUBSEQUENT EVENTS (continued)

an amount to be determined so that, following the consummation of the transaction, the LLC will own a majority of the issued and outstanding preferred and common stock of the Company.

Both the Company and the LLC will also consider measures to prevent the current shareholders of the Company from being further diluted by a contemplated 1:2 reverse stock split after the closing.


        Exhibit B  -    F-15


                               EXHIBIT C
                               ---------

                          SILK BOTANICALS.COM, INC.

                            FINANCIAL STATEMENTS
         FOR THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
             THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001.


                             TABLE OF CONTENTS
                             -----------------
                                                                  Page
                                                                  ----
  Financial Statements:

     Balance Sheet                                                  3

     Statements of Operations                                       4

     Statements of Changes in Stockholders' Equity                  5

     Statements of Cash Flows                                       6

  Notes to Financial Statements                                    7-14


        Exhibit C  -    2

                           SILK BOTANICALS.COM, INC.
                          Consolidated Balance Sheet
                              February 28, 2002
                                                                  2002
                                                              ------------
                                  ASSETS
CURRENT ASSETS:
---------------
Cash                                                          $    178,178
Accounts receivable (net of allowance for doubtful
  accounts of $20,000)                                             273,276
Inventories                                                        352,460
Prepaid expenses                                                   231,620
                                                              ------------
    Total Current Assets                                      $  1,035,534
                                                              ------------
PROPERTY & EQUIPMENT, (net of accumulated
  depreciation of $42,581)                                    $  7,676,265

OTHER ASSETS:
-------------
License rights (net of valuation allowance &
  accumulated amortization)                                         23,030
Deferred tax asset                                                   5,825
Patents (net of amortization of $8,350)                            291,650
                                                              ------------
    Total Other Assets                                        $    320,505
                                                              ------------
    TOTAL ASSETS                                              $  9,032,303
                                                              ============
                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
--------------------
Accounts payable and accrued expenses                         $    140,293
Accounts payable due to asset-based lender                         107,269
Income taxes payable                                                24,221
Accounts payable, officers                                           3,100
Deferred income taxes                                                2,498
Current portion of long term debt                                  124,341
                                                              ------------
Total Current Liabilities                                     $    401,722
                                                              ------------
LONG TERM LIABILITIES:
----------------------
Long term debt                                                     124,341
                                                              ------------
Total Long Term Liabilities                                   $    124,341
                                                              ------------
TOTAL LIABILITIES                                             $    526,063
                                                              ------------
STOCKHOLDERS' EQUITY:
---------------------
Series A preferred stock, $.001 par value,
  1,900 shares authorized, none issued
  and outstanding                                                     -
Series 2001 convertible prefer red stock,
  $.001 par value, 2,000,000 authorized,
  none issued and outstanding                                         -
Series 2000 convertible preferred stock,
  $.001 par value, 4,042,687 shares
  authorized, 1,000,000 issued and outstanding                       1,000
Series 2000A convertible preferred stock, $.001
  par value, 2,444,553 shares authorized,
  2,008,138 issued and outstanding                                   2,008
Preferred stock, $.001 par value, 41,510,860
  shares authorized, none issued and outstanding                      -
Common stock, $.001 par value, 300,000,000 shares
  authorized, 27,800,557 issued and outstanding                     27,801
Additional paid in capital                                       8,964,937
Subscribed capital                                                 265,000
Deficit accumulated during the development stage                  (699,126)
Retained earnings                                                  (55,379)
                                                              ------------
    Total Stockholders' Equity                                $  8,506,241
                                                              ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      $  9,032,303
                                                              ============


                        See Accompanying Notes

        Exhibit C  -    3

                           SILK BOTANICALS.COM,INC.
                    Consolidated Statements of Operations
     For the Three Months and Nine Months Ended February 28, 2002 and 2001



                                              For the Quarters Ended                   YTD Through
                                            -----------------------------     -----------------------------
                                            February 28,     February 28,     February 28,     February 28,
                                               2002             2001             2002             2001
                                            ------------     ------------     ------------     ------------


SALES                                       $    324,461     $    323,189     $    885,004     $    663,472

COST OF SALES                                    207,785          252,997          601,687          501,966
                                            ------------     ------------     ------------     ------------
GROSS PROFIT                                     116,677           70,192          283,317          161,506
                                            ------------     ------------     ------------     ------------

MARKETING EXPENSES                                 7,414           12,110           62,796           28,276

GENERAL AND ADMINISTRATIVE EXPENSES              253,141           35,068          306,896           92,234

INCOME FROM OPERATIONS                          (143,878)          23,014          (86,376)          40,996
                                            ------------     ------------     ------------     ------------
OTHER INCOME/ (EXPENSES):
OTHER INCOME                                       1,001             -               5,177             -
OTHER EXPENSE                                    (11,671)          (2,653)         (35,800)          (4,028)
                                            ------------     ------------     ------------     ------------

INCOME BEFORE PROVISION FOR INCOME TAXES        (154,548)          20,361         (116,999)          36,968

Provision for Income Taxes                        (6,115)            -               1,307             -
                                            ------------     ------------     ------------     ------------
NET INCOME (LOSS)                           $   (148,433)    $     20,361     $   (118,306)    $     36,968
                                            ============     ============     ============     ============

ACCUMULATED DEFICIT, BEGINNING OF PERIOD        (603,223)        (662,048)        (627,651)        (672,955)

Preferred Stock Dividend                          (2,850)          (2,850)          (8,550)          (8,550)
                                            ============     ============     ============     ============
ACCUMULATED DEFICIT, END OF PERIOD          $   (754,507)    $   (644,537)    $   (754,507)    $   (644,537)
                                            ============     ============     ============     ============
Earnings per share (after preferred
  dividends):
Basic & diluted                             $      (0.01)    $       0.29     $      (0.02)    $       0.36
                                            ============     ============     ============     ============
Weighted average shares outstanding
  - basic & diluted                           14,738,06         60,520          5,926,159         79,697
                                            ============     ============     ============     ============


                           See Accompanying Notes


        Exhibit C  -    4

                           SILK BOTANICALS.COM, INC.
             CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                    For the Period Ended February 28, 2002

                                                                                                     DEFICIT
                                                                                                   ACCUMULATED
                                                                              ADDT'L               DURING THE
                                   PREFERRED STOCK        COMMON STOCK       PAID-IN   SUBSCRIBED  DEVELOPMENT  RETAINED
                                  SHARES     AMOUNT    SHARES     AMOUNT     CAPITAL     CAPITAL      STAGE     EARNINGS    TOTAL
                                 ---------  -------   ---------  -------   ----------  ----------  -----------  --------  ---------


BALANCE, MAY 31, 2000                1,900  $     2   6,250,000  $ 6,250   $  851,460  $    -      $  (699,126) $ 26,171  $ 184,757
                                 --------------------------------------------------------------------------------------------------
Issuance of Series 2000
  convertible preferred stock    4,042,687    4,043  (4,042,687)  (4,043)        -          -             -         -          -
70:1 reverse split, common
  stock                               -        -     (2,175,780)  (2,176)       2,176       -             -         -          -
Preferred stock dividend              -        -           -        -            -          -             -       (8,550)    (8,550)
Issuance of Series 2000A
  convertible preferred stock    2,444,553    2,445        -        -            -          -             -         -         2,445
Net income                            -        -           -        -            -          -             -       53,854     53,854
                                 --------------------------------------------------------------------------------------------------
BALANCE, May 31, 2001            6,489,140  $ 6,489      31,533  $    32   $  853,636  $    -      $ (699,126)  $ 71,476  $ 232,507
                                 --------------------------------------------------------------------------------------------------
Receipt of capital subscription
  agreement                           -        -           -        -            -        45,000          -         -        45,000
Receipt of subscribed capital         -        -           -        -            -       265,000          -         -       265,000
Preferred stock dividend              -        -           -        -            -          -             -       (8,550)    (8,550)
Issuance S-8 shares                   -        -         60,571       61      121,081       -             -         -       121,142
Conversion of subscribed
   capital                            -        -         10,000       10        9,990    (10,000)         -         -          -
Acquisition of JRB
  Manufacturing, Inc.             (533,687)    (534)    533,687      534       65,929       -             -         -        65,929
Cancellation of subscribed
  capital                             -        -           -        -            -        (2,000)         -         -        (2,000)
Conversion of series 2000
  convertible preferred stock   (2,509,000)  (2,509)  2,509,000    2,509         -          -             -         -          -
Redemption of series A
  preferred stock                   (1,900)      (2)       -        -        (189,998)      -             -         -      (190,000)
Reduction in series 2000A
  convertible preferred stock     (436,415)    (436)    436,415      436       65,026       -             -         -        65,026
Investment in Graham Energy           -        -      4,000,000    4,000    7,636,590       -             -         -     7,640,590
Investment in BTSL Technologies       -        -     20,000,000   20,000      275,000       -             -         -       295,000
Receipt of additional paid-in
  capital to Gary Blum Trust          -        -           -        -          95,000       -             -         -        95,000
Cancellation of subscribed
  capital                             -        -           -        -            -       (33,000)         -         -       (33,000)
Issuance of Common Stock for
  Services Rendered                   -        -        219,351      219       32,683       -             -         -        32,902
YTD net income                        -        -           -        -            -          -             -     (118,306)  (118,306)
                                 --------------------------------------------------------------------------------------------------
BALANCE, February 28, 2002       3,008,138  $ 3,008  27,800,557  $27,801   $8,964,937  $ 265,000   $ (699,126) $ (55,379)$8,506,241
                                 --------------------------------------------------------------------------------------------------


                            See Accompanying Notes

        Exhibit C  -    5

                           SILK BOTANICALS.COM, INC.
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
           For the Nine Months Ended February 28, 2002 and 2001



                                                            2002           2001
                                                        -----------     -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                     $  (118,306)    $    36,968

Adjustments to Reconcile Net Income to Net Cash
Used in Operating Activities:
  Depreciation amortization and depletion                    33,262           6,183
  Services Rendered for common stock issuance               219,694            -

  Changes in assets and liabilities:
  (Increase) in accounts receivable                         (84,464)       (140,695)
  Decrease in due to/from related parties                   115,226         119,680
  (Increase) in inventory                                  (300,168)        (26,621)
  Increase) decrease in other current assets               (201,598)          3,275
  Increase (decrease) in accounts payable
    and accrued expenses                                   (232,657)            265
  Increase in accounts payable due to
    asset-based lender                                      107,269            -
  Increase (decrease) in other current liabilities           15,556            -
                                                        -----------     -----------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES     $  (446,186)    $      (945)

CASH FLOWS FROM INVESTING ACTIVITIES:
        (Increase) in property, plant & equipment           (74,775)           -
NET CASH (USED IN) INVESTING ACTIVITIES                 $   (74,775)     $     -

CASH FLOWS FROM FINANCING ACTIVITIES:
  Receipt of subscribed capital                             265,000            -
  Receipt of paid in capital                                160,929            -
  Renegotiated Liability Payable Over Two Years             248,682            -
  Preferred stock dividend                                   (8,550)         (8,550)
                                                        -----------     -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES         666,061          (8,550)
                                                        -----------     -----------

NET INCREASE (DECREASE) IN CASH                             145,100           5,390
CASH AT BEGINNING OF PERIOD                                  33,078          13,445
                                                        -----------     -----------
CASH AT END OF PERIOD                                   $   178,178     $    18,835
                                                        ===========     ===========
SUPPLEMENTAL DISCLOSURES:
  Relating to investing and financing not
    affecting cash flow:
  Acquisition of Graham Energy of NV, Inc.               (7,640,590)           -
  Acquisition of BTSL Technologies Limited                 (295,000)
  Increase in additional paid in capital due
    to merger                                             7,935,590
  Conversion of preferred stock to common stock               2,509

SUPPLEMENTAL DISCLOSURES:
  Cash paid for interest                                     35,800           4,028
  Cash paid for income taxes                                   -               -




                        See Accompanying Notes


        Exhibit C  -    6

                           SILK BOTANICALS.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
          FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
               THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization:
-------------

Silk Botanicals.Com, Inc. (the Company), formally known as Diversified Restaurant Holdings, Inc., was organized November 20, 1998 in the State of Florida. The Company was a development stage company until June 1999, when it commenced operations. The Company develops, markets and distributes high-quality artificial flowers, artificial greenery and floral arrangements under the trademark names Forever Fresh[R], Living Silk[TM] and Silk Botanicals[TM] in the wholesale market. The majority of the Company's product is purchased from a company related by common ownership.

On December 5, 2001 BTSL Technologies Limited ("BTSL"), an Irish limited liability company, entered into an Asset Purchase Agreement with Silk Botanicals.Com, Inc. ("The Company") regarding the sale of certain of the assets and business opportunities of BTSL to The Company in exchange for 20,000,000 shares of common stock in a tax-free reorganization. The transaction closed on January 6, 2002. The assets were transferred to TecEnergy Limited, a newly-formed wholly-owned subsidiary of The Company and as a consequence of the exchange for 20,000,000 shares of common stock, BTSL owned a majority of the issued and outstanding voting securities of The Company after the closing. Concurrently, with execution of the Agreement, Padraic Maloney and Tim Coburn were appointed to The Company's Board of Directors to serve with Joseph R. Bergmann, The Company's Chief Executive Officer, who has been a director since 1999.

The purchase included patents (cost basis) used in the gasification and oxygen generation process which are proven technologies in Europe. BTSL also provided the public company $250,000 as additional paid-in capital for The Company's working capital requirements. The Patents were then transferred to a wholly owned subsidiary that will over view the operations of two other manufacturing entities that will make equipment from the patents that will serve several different industries in recycling waste materials. BTSL acquired these patents and the technology rights for gasification and oxygen generation from a Belgian corporation. The owner of that corporation can receive up to 200,000 shares of preferred stock which is convertible (on a one to one basis) into new common stock of the Company based on performance criteria over the next two years. The conversion price is based on a $5 market price. BTSL entered into a contract for the processing of certain materials using its proprietary gasification technology. As part of this contract that service company can potentially earn up to 1,000,000 shares of convertible preferred stock
(one to one basis to convert) over five years if certain performance measurement are met. BTSL is currently in discussions with foreign governments with orders approximating $7.5 million dollars (USA).

A second wholly owned subsidiary was formed called "Decorative Accessories International" consisting of The Company's existing business which markets and distributes high-quality decorative accessories, artificial greenery and floral arrangements in baskets and containers and artificial floral arrangements in clear glass vases set in epoxy providing the illusion of fresh flowers in water.

On December 6, 2001 Graham Energy NV, Inc. ("GENV"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement with Silk Botanicals.Com, Inc. regarding the sale of 100% of the outstanding shares of GENV to The Company in exchange for 4,000,000 shares of The Company's common stock in a tax-free reorganization. The transaction closed on February 6, 2002. The transaction allows GENV to appoint one person to The Company's Board of Directors. The transaction has been approved by consent of a majority of The Company's shareholders. GENV's assets consist of six oil and gas fields in Texas, which includes 24 currently producing wells; 50 additional wells that can be re-activated upon completion of a work-over; 86 proven but undeveloped off-set well locations; and 24 additional probable well locations.

The purchase price was arrived at through negotiation between GENV and The Company. Prior to the consummation of the Acquisition, neither GENV nor any of its affiliates, officers or directors owned, directly or indirectly, any of the voting securities of The Company.

On February 15, 2002, JRB Manufacturing, Inc. ("JRB"), a Florida corporation, and its two shareholders entered into a Stock Purchase Agreement with Silk Botanicals.Com, Inc. regarding the sale of 100% of the outstanding shares of JRB to The Company in exchange for 100,000 shares of The Company's common stock in a tax-free reorganization. The transaction was effective
January 1, 2002. The transaction has been approved by consent of a majority of The Company's shareholders. JRB has been The Company's primary manufacturer of its silk botanical products, and The Company intends that JRB will continue to do so. JRB's assets consist of certain inventory and equipment for manufacturing silk botanical products. The main purpose of the reorganization transaction was to simplify and consolidate The Company's silk botanical products business.

The resulting transaction was less than 10% of the Company's assets. The net assets transferred were approximately $65,000.

On January 9, 2002 The Company entered into an agreement to acquire 100% of the shares of Capital Equities Group, Inc. (Capital) in return for 10,000,000 shares of the Company's common stock. It is expected that upon completion, this acquisition will provide substantial financing for The Company over a two year period. The Company requested that certain criteria be met before completion of a contract. Capital has been working to meet these criteria. The Company received $265,000 before February 28, 2001 and is treating such funds as subscribed common stock at $1 per share. As of April 15, 2002, the Company has received a total of $445,000. The $180,000 received after February 28, 2002 will be negotiated as debt or equity or a combination thereof as if Capital cannot fulfill its funding requirements.


        Exhibit C  -    7

                           SILK BOTANICALS.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
          FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
               THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001


1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D):

   a. Principles of Consolidation

      The consolidated financial statements include the accounts of the Company and its subsidiary. Inter-company accounts and transactions have been eliminated in the consolidated financial statements.

      All the acquisitions described earlier except for BTSL were common stock exchanges for 100% control of the subsidiary companies. The BTSL transaction was an asset purchase subject to certain obligations owing on the patents transferred to Silk Botanicals.Com. All of the acquisitions were at the carrying cost of the acquired wholly owned subsidiaries without any step in basis of the assets acquired.

   b. Use of Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   c. Revenue Recognition:

      Revenues from professional services, primarily from management fees, are recognized on an accrual basis of accounting as services are performed or the amounts earned (in compliance with SOP 00-2).

   d. Cash and Cash Equivalents:

      The Company considers all money market funds and highly liquid debt instruments with maturities of three months or less when acquired to be cash equivalents.

   e. Accounts Receivable:

      The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

   f. Prepaid Investment and Advisory Services:

      Specific incremental costs directly attributable to proposed or actual offering of securities are deferred and charged against the gross proceeds of the offering. Management salaries and other general and administrative expenses are not allocated as costs of the offering.
In the event that the offering does not take place, the prepaid investment and advisory costs will be expensed immediately. Other financial consulting services related to debt or equity financing is amortized over the useful service life or term of agreed upon services.

   g. Property, Equipment and Related Depreciation:

      Property and equipment are stated at cost. Maintenance, repairs and minor renewals and betterment's are expensed; major improvements are capitalized.


        Exhibit C  -    8

                           SILK BOTANICALS.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
          FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
               THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001


      Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the assets as follows:
                                                       Estimated
                                                      Useful Lives
                                                      ------------
   Leasehold improvements                             Life of lease
   Computer, equipment and office furniture           5 - 10 Years
   Gas and oil properties                              30 Years
   Equipment related to gas and oil properties         7 Years

      Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations.

   h. Advertising Expenses:

      All advertising expenses are expensed as incurred.

   i. Income Taxes:

      The Company is taxed at C Corporation income tax rates. The Company recognizes deferred income tax under the asset and liability method of accounting. This method requires the recognition of deferred income taxes based upon the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statements carrying amounts and the tax basis of existing assets and liabilities.

   j. Adoption of Recent Accounting Standards:

      Segment Reporting:

      In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 131 ("SFAS" No. 131"), "Disclosure About Segments of an Enterprise and Related Information."
SFAS No. 131 established standards for the way companies report information about operating segments in annual financial statement. It also established standards for related disclosures about products and services, geographic areas and major customers.

     The disclosures prescribed in SFAS No. 131 became effective for the year ended December 31, 1998. The Company has determined that it operates in three business segments.

      The Company is not affected by the adoption of new accounting standards for Accounting for Derivative Instruments and Hedging Activities as well as the Accounting for Comprehensive Income as these activities did not occur in its operations.

      k. Business Combination:

         SFAS 142 and SFAS 141, Business Combinations, are designed to improve reporting and disclosure with respect to goodwill and other
acquired tangible assets.   SFAS 141 eliminated the pooling of
interest method as an accounting option for business combination while SFAS 142 modified the purchase method of accounting by eliminating the amortization of goodwill and substituting an impairment test. The FASB overcame several operation impediments to non-amortization including: the reporting level at which to conduct impairment reviews, consistency with SFAS 121 (Accounting for the impairment of long-lived assets) and finite-lived goodwill. The emphasis will be on the fair value measurements of assets and liabilities instead of amortization. An impairment in the carrying value of an asset is recognized when the fair value of the asset is less than its carrying value.

         On January 1, 2002, we adopted the provisions of SFAS No. 144, Accounting For The Impairment Of Long-Lived Assets, that replaces
SFAS No. 121, Accounting Impairment Of Long-Lived Assets and for Long-Lived Assets To be Disposed Of SFAS No.144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not been incurred.
SFAS No. 144 also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity in a disposal transaction. The adoption of SFAS No. 144 has no impact on our current operations.

      l. Other Comprehensive Income:

         The Company has adopted the provisions of Statement of Financial Accounting Standards No. 130 ("SFAS No. 130"), "Reporting
Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Other comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. To date, the Company has not had any transactions that are required to be reported as other comprehensive income except for foreign currency translations.

      m. Foreign Currency Translation:

         For most international operations, local currencies are considered their functional currencies. We translate assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record translation adjustments in Shareholders' Equity. We translate statement of income accounts at average rate for the period. Transaction adjustments are recorded in Other Income - Net.


        Exhibit C  -    9

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
      FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
           THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001

     m. Foreign Currency Translation (cont'd):

         For operations in highly inflationary economies, we translate the balance sheet items as follows:

         * monetary items (that is, assets and liabilities that will be settled for cash) at rates in effect at the balance sheet date, with transaction adjustments recorded in Other income - net

         * non-monetary items at historical rates (that is those rates in effect when the items were first recorded)

As of February 28, 2002, there were no balance sheet adjustments and approximately $2,000 in operating expense adjustments.

      n. Earnings per share:

         The Company has utilized Financial Accounting Standards No. 128 Earnings Per Share (FAS 128). FAS 128 requires presentation of earnings or loss per share on basic and diluted earnings per share. Basic earnings or loss per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share are computed using weighted average number of common shares outstanding and potentially diluted common share during the period. The warrants were anti-dilutive at February 28, 2002 as the exercised price was in excess of the market price. The Computation of fully diluted earnings per share is not presented, as it would be anti-dilutive.

      o. Contingencies:

         Certain conditions may exist as of the date, the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management and its legal counsel assess such contingent liabilities, and such assessment inherently involves as exercise of judgment. In assessing less contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

      p. Basis of Presentation:

         The accompanying interim financial statements contain all adjustments necessary in management's opinion for a fair presentation of financial position and results of operations. Those adjustments included only normal recurring accruals.


        Exhibit C  -    10

                           SILK BOTANICALS.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
      FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
             THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001

2. CONCENTRATIONS:

     Business Risks:
     ---------------

         The Company's revenues and profitability are affected by many conditions including changes in economic conditions, inflation, and political events. Because these factors are unpredictable and beyond the Company's control, earnings may fluctuate from year to year.

3. PROPERTY AND EQUIPMENT

Property and Equipment consists of the following as of  February 28, 2002:

           Oil and gas interests                   $ 7,580,590
           Support equipment                            60,000
           Leasehold improvements                       50,000
           Computer hardware and software               15,981
           Website development                           9,000
           Warehouse equipment                           2,500
           Property and equipment                          775
                                                    ----------
           Total property and equipment              7,718,846
           Less:  Accumulated depreciation and
                 amortization                          (42,581)
                                                    ----------
                                                   $ 7,676,265

4. RELATED PARTY TRANSACTIONS

On February 15, 2002, JRB Manufacturing, Inc. ("JRB"), a Florida corporation, and its two shareholders, Joseph R. Bergmann, President and a director of Silk Botanicals.Com, Inc. and his wife, Regina M. Bergmann, entered into a Stock Purchase Agreement with Silk Botanicals.Com, Inc. regarding the sale of 100% of the outstanding shares of JRB to The Company in exchange for 100,000 shares of The Company's common stock in a tax-free reorganization. The transaction was effective January 1, 2002. The transaction has been approved by consent of a majority of The Company's shareholders. JRB has been The Company's primary manufacturer of its silk botanical products, and The Company intends that JRB will continue to do so. JRB's assets consist of certain inventory and equipment for manufacturing silk botanical arrangements. The main purpose of the reorganization transaction was to simplify and consolidate The Company's silk botanical products business. However, The Company may purchase its products from other suppliers.

Additionally, The Company subleases office facilities and certainoffice equipment from JRB Enterprises, Inc., the owner and operator of silk floral specialty stores. All JRB Enterprises, Inc. silk floral specialty stores have become customers of Silk Botanicals.Com, Inc. The Company issued 1,900 shares of preferred stock to JRB Enterprises, Inc. for the license rights to the trademarks Living Silk[R] and Silk Botanicals[TM], and for certain manufacturing processes. The Company pays a 6% dividend per annum. Year to date dividends were $8,550 for both nine-month periods. The 1,900 shares of preferred stock were redeemed in January 2002. The above Series A Preferred Stock when originally issued in April 1999 had the following features:

      The preferred stock will be redeemable any time after one year of issuance or callable at the option of the holder upon the completion of an IPO or an effective change in control of the Company.

The Company's president and previous principal shareholder also converted 3,042,687 Series 2000 convertible preferred stock shares converted one-to-one into common shares as follows:

   *  2,509,000 shares to the previous principal shareholder of the Company.

   * 533,687 shares to settle debt of JRB Manufacturing, Inc. owed to outside lenders of approximately $970,000.


        Exhibit C  -    11

                      SILK BOTANICALS.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS
      FOR THE THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2002 AND
           THREE MONTHS AND NINE MONTHS ENDED FEBRUARY 28, 2001



The 533,687 share transaction related in net assets transferred to the Public company of $65,929 which was recorded as paid-in capital.

Series 2000 A Preferred Stock was converted into 436,415 shares of common shares from preferred stock of 436,415 shares for services rendered of $65,000 in connection with the reorganization of the Company with the BTSL acquisition.

5. LICENSE RIGHTS

On December 21, 1998, the Company purchased an exclusive license for the right to assemble and distribute the water-look floral arrangements and the trademark and copyright materials of Forever Fresh[R] from a third party manufacturer and distributor in South Florida. The term of the license agreement is for six years with the right to extend for additional terms of six years each, unless terminated by either party at the end of any six-year term. As part of the agreement, the Company paid $42,500 for the license rights. Additionally, the Company agreed to make royalty payments to the licensor of 5% of the net amount invoiced by the Company or any affiliate, for Forever Fresh[R] products during the initial six year term. For additional periods of up to six, six-year terms, the Company agreed to pay to the licensor one quarter of one percent (.25%) of its net sales per annum of all Forever Fresh? products sold to any third party.
At February 28, 2002, license rights of $23,030 are presented net of accumulated depreciation of $19,470.

6.  DEBT RELATED - PURCHASE OF PATENTS:

The amount of $248,682 is due over a two-year period, half of which is due in the current year amounting to $124,341.

7.  EQUITY

On January 6, 2002, The Company issued 20,000,000 shares of common stock to BTSL in exchange for patents and related technology in waste material recycling activities involving the manufacturing of equipment to make the environment clean. This transaction resulted in a change of ownership.

On February 6, 2002, The Company issued 4,000,000 shares of common stock to Graham Energy NV, Inc. ("GENV") in exchange for 100% of the outstanding shares of GENV, an oil and gas company with mostly proven but undeveloped oil wells.

The Company has issued 60,576 of common stock valued at current market prices at the time the financial services were rendered in connection with an S-8 Registration statement at $2.00 per share totaling $121,142.

The Company acquisition of JRB Manufacturing, Inc. a related party with shareholders under common control was done through an exchange of common shares, which converted 533,687 shares of preferred stock into 533,687 common shares to purchase the Affiliated manufacturer. The transaction was a recapitization of the Company at approximately $0.12 per share, which combined the balance sheet of both as a result of the transaction.

The two individual shareholders who owned JRB Manufacturing, Inc. received 100,000 shares of common stock for restructuring the debt of the related party manufacturer into common stock for the creditors who received the 533,687 shares of common stock above.

The Company also in a related party transaction redeemed at the option of the holder the Series A 1,900 preferred stock shares as part of the transaction with JRB Enterprises, Inc. and also because of the shareholders right to convert upon a change in control of the public company.

8. CONTINGENCIES

The Company is involved in various claims which have arisen as a result of the funding of the warrants. The Company, after conferring with its legal counsel, is unable to predict the outcome of these matters but does not believe, based upon currently available facts, that the ultimate resolution of such matters will have a material adverse effect on the financial statements of the Company.

9.  SEGMENT INFORMATION AND GEOGRAPHIC DATA

    Segment Information
    -------------------

    We operate in the following three business segments:

      * Artificial Flower Manufacturer and Distributor of Plants and Floral Arrangements to Furniture Makers, Decorators or Retailers.

      *  Oil and Gas Properties for the Production of Gas and Oil Products.

      * Tech Energy related to the Gasification and Oxygen Generation Process for the Recycling of Waste Materials to Governmental Bodies and Industry.



                                                       $OMIT(000)
                                                United States   Ireland
                                           Flowers   Oil & Gas   Tech Energy
                                           -------------------   -----------
Revenues for the nine months ended 2002     $ 866      $ 18       $  0
Revenues for the nine months ended 2001       663         0          0
Segment profits nine months ended 2002        (52)      (12)       (39)
Segment profits nine months ended 2001         20         0          0
Identified assets nine months ended 2002    1,011     7,684        292
Identified assets nine months ended 2001      403         0          0

   Geographic data (1)
   -------------------

   (1) Only Tech Energy an Irish subsidiary operates outside the U.S.


        Exhibit C  -    12

                                 EXHIBIT D
                                 ---------



                                                      EXHIBIT 99.4
                                                      ------------


                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.






                             Exhibit 99.4





                            Registration Number 347818

                             BTSL Technologies Limited

                           (A Development Stage Company)

                    Directors' Report and Financial Statements

                       For the period ended December 31, 2001



        [EXHIBIT D]    Exhibit 99.4 - Pg. 1


                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.





                              Company Information




        Directors               Tim Coburn
                                Padraig Maloney


        Secretary               Padraig Maloney


        Company Number          347818


	Registered Office	5 Eglinton St
                                Galway
                                Co.Galway


        Auditors                Keogh Condron
                                6c Liosban Business Park
                                Tuam Rd
                                Galway


	Business Address	5 Eglinton St
                                Galway
                                Ireland



        [Exhibit D]    Exhibit 99.4 - Pg. 2


                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.


Contents



                                                                  Page

        Directors' Report                                         4-5


        Auditors' Report                                          6-7


        Balance Sheet                                             8

        Statement of Operations & Deficit Accumulated
          during Development Stage                                9



        Statement of Change in Shareholders Equity                10


        Cashflow Statement                                        11


        Notes to the Financial Statements                         12-15




        [Exhibit D]    Exhibit 99.4 - Pg. 3




                      BTSL Technologies Limited
             Financial Statements at December 31st 2001.





The directors present their report and the financial statements for the period ended December 31, 2001.



Principal Activity

The principal activity of the company to carry on the business of a holding and management company



Results And Dividends

The (loss)/profit for the period after providing for depreciation and taxation amounted to US $ (424,407)

The directors do not recommend payment of a final dividend.



Directors

In accordance with the Articles of Association, Tim Coburn and Padraig Maloney retire by rotation and, being eligible, offer themselves for re-election.



Directors and their Interests

The directors who served during the period and their interests in the company are as stated below:

                                    Ordinary shares
                                          2001

         Tim Coburn                       2,700
         Padraig Maloney                  2,700


There were no changes in their shareholdings between December 31, 2001 and the date of signing the financial statements.



Directors' Responsibilities

Company law requires the directors to prepare financial statements for each financial period, which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these accounts the directors are required to:
- select suitable accounting policies and apply them consistently;
- make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.
- state whether applicable accounting standards have been followed, subject to any material departure disclosed and explained in the financial statements.

The directors are responsible for keeping proper accounting records, which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 1999. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.




        [Exhibit D]    Exhibit 99.4 - Pg. 4




                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.



Auditors

The auditors, Keogh Condron, have indicated their willingness to continue in office in accordance with the provisions of Section
160(2) of the Companies Act, 1963.



On behalf of the Board

     Tim Coburn                 )
                                )  Directors
     Padraig Maloney            )





        [Exhibit D]    Exhibit 99.4 - Pg. 5




                     BTSL Technologies Limited
             Financial Statements at December 31st 2001.





Auditors' Report to the Shareholders of BTSL Technologies ltd (A development stage company)

We have audited the financial statements on pages 8 to 11, covering the period from 12th September 2001 to 31st December 2001 which have been prepared under the historical cost convention and the accounting policies set out on page 14.



Respective responsibilities of directors and auditors

As described on page 1 the company's directors are responsible for the preparation of financial statements, which are required to be prepared in accordance with applicable Irish Law and accounting standards. Our responsibilities as independent auditors are established in Ireland by statute, the Auditing Practices Board and by our profession's ethical guidance.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Irish statute comprising the Companies Acts, 1963 to 2001. We also report to you whether in our opinion: Proper books of account have been kept by the group; whether at the balance sheet date, there exists a financial situation requiring the convening of an extraordinary general meeting of the group ; and whether the information given in the directors' report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the group's balance sheet and it's profit and loss account are in agreement with the books of account.

We also report to you if, in our opinion, any information specified by law regarding directors' remuneration and directors' transactions is not given and, where, practicable, include such information in our report.



Basis of opinion

We also report to you if, in our opinion, any information specified by law regarding directors' remuneration and directors' transactions is not given and, where, practicable, include such information in our report.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. However, the company's system of control is generally dependent on the close involvement of the directors. The directors have provided assurances as to the completeness of the account records, but independent confirmation by us that all transactions were properly recorded was not possible in many areas

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.





        [Exhibit D]    Exhibit 99.4 - Pg. 6




                      BTSL Technologies Limited
             Financial Statements at December 31st 2001.




Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at the 31 December 2001 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion the company has kept proper books of account. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors' report on pages 4-5 are consistent with the financial statements.

The net assets of the company, as stated in the Balance Sheet on page 9, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 2001 a financial situation which under Section 40(1) of the Companies (Amendment) Act 1983 may require the convening of an extraordinary meeting of the company.


/s/Keogh Condron


Registered Auditors

6c Liosban Business Park
Tuam Rd
Galway






        [Exhibit D]    Exhibit 99.4 - Pg. 7




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.




BALANCE SHEET
As of  December 31, 2001

ASSETS



                                                                   US$
                                                                ---------

Current Assets:
  Cash                                                              28,915

     Total Current Assets                                           28,915

Other Assets:
  Patents                                         300,000
  Less Patents Amortization                        (5,000)
  Investments                                     115,000          410,000
                                                  -------        ---------


                                                                   438,915
                                                                 =========
LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities:
  Accrued Expenses:                                                281,352

Stockholders' equity:

  Convertible Preferred Stock (Series A)
    Authorized 10,000,000
    Par Value $.00176964
    43,426 shares issued and outstanding              768
  Additional Paid in Capital                      191,353


  Common Stock,
    Authorized 90,000,000 shares
    Par value $ .00884828
    20,000 shares issued and outstanding              178
  Additional Paid in Capital                    1,222,517

Deficit accumulated during the
  Development stage                            (1,257,284)
                                                ---------
     Total stockholders equity                                     157,532
                                                                 ---------

                                                                   438,915
                                                                 =========


        [Exhibit D]    Exhibit 99.4 - Pg. 8




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.



STATEMENT OF OPERATIONS AND DEFICIT
ACCUMULATED DURING DEVELOPMENT STAGE



                                                                   US$
                                                                ---------

Revenue:                                                             0.00

Expenses:
           Research and development                               846,994

           General and administrative                             410,290
                                                                ---------

           Net Loss                                            (1,257,284)


           Other Income                                              0.00
                                                                ---------

           Loss before income taxes                            (1,257,284)

           Income taxes provision                                    0.00
                                                                ---------

           Net income (loss)                                   (1,257,284)
                                                                =========





        [Exhibit D]    Exhibit 99.4 - Pg. 9




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.




STATEMENT OF CHANGE IN SHAREHOLDERS EQUITY FROM
INCEPTION SEPTEMBER 12, 2001 TO DECEMBER, 2001




                                                             Additional   Deficit Accumulated
                         Common              Preferred        Paid-In         During the        Total Stockholders
                    Shares     Amount    Shares     Amount    Capital      Development Stage           Equity
                    ------     ------    ------     ------   ----------   -------------------   -------------------


Issuance of common
  Stock Shares
  issued            20,000        178                         1,222,517                             1,222,695

Issuance of
  Convertible
  Preferred Stock
  Shares issued                          43,426        768      191,533                               192,121

Deficit
  accumulated
  during
  development
  stage                                                                    (1,257,284)             (1,257,284)
                    ------     ------    ------     ------   ----------   -----------             -----------
Balance at
December 31, 2001   20,000     $  178    43,426     $  768   $1,413,870   $(1,257,284)            $   157,532






        [Exhibit D]    Exhibit 99.4 - Pg. 10




                       BTSL Technologies Limited
                Financial Statements at December 31st 2001.



STATEMENT OF CASH FLOWS
FROM INCEPTION SEPTEMBER 12, 2001 TO DECEMBER 31, 2001


                                                                      US$
                                                                  ----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income/(Loss)                                               (1,257,284)
  Non-cash expenses included in net income/(loss):                     5,000
  Accrued Expenses                                                   281,383
  Compensation and services for common stock                         719,107
                                                                  ----------

Net cash provided (used) by operating activities                     251,794

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Patents                                               (300,000)
  Investment in Other Companies                                     (115,000)

  Net cash provided (used) by investing activities                  (415,000)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from Preferred Stock                                        192,121
                                                                  ----------

  Net cash provided by financing activities                          192,121

  Net increase (decrease) in cash and
    Cash equivalents                                                  28,915
    Cash and cash equivalents, beginning
      of period                                                         0.00
    Cash and cash equivalents, end of period                      $   28,915
                                                                  ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Cash paid during the period for income taxes                        0.00
                                                                  ==========

     Cash paid during the period for interest expense                   0.00
                                                                  ==========





        [Exhibit D]    Exhibit 99.4 - Pg. 11




BTSL Technologies Limited




NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION September 12, 2001 to December 31, 2001

1.   BTSL Technologies Limited (A development Stage Company)

Notes to the Financial Statements
From Inception to December 31st 2001

BTSL Technologies Limited is an Irish Limited Company formed n Sept 2001, whose principal business is of acquisition and development of proven technologies and businesses with a high potential for future revenue and profits.

The initial focus is two technologies, Gasification and Oxygen
Generation.

     a. Gasification: The gasification process converts any carbon-containing material into a synthesis gas composed primarily of carbon monoxide and hydrogen, which can be used as a fuel to generate electricity or steam or used as a basic chemical building block for a large number of uses in the petrochemical and refining industries. Gasification adds value to low- or negative-value feed stocks by converting them to marketable fuels and products.

     b. Oxygen Generation: Oxygen Generation is the process of separating oxygen from air using a Pressure Swing Adsorption
     (PSA) or Vacuum Swing Adsorption system. Oxygen Generators have many uses in Medical (Hospital) and Industrial applications.

BTSL acquired registered worldwide patents and the technology rights in the areas of Gasification, Oxygen Generation and other products from a Belgium company, Jarix Scrl that is owned and managed by a European scientist, Mr. Jacques Ribesse. As part of the acquisition contract for these patents Jarix Scrl has the potential to earn 200,000 convertible preferred series B shares as per certain performance criteria. Following the transaction with a US Public Company these convertible preferred series B shares will be in the capital of that Company.

These products will be manufactured in Ireland by two international engineering manufacturing companies who have many years experience of exporting products worldwide. BTSL will provide and operate a turnkey solution for its customers.

BTSL entered into a contract for the processing of certain materials using its proprietary Gasification technology. As part of this contract a service Company has the potential to earn 1,000,000 convertible preferred series B shares as per certain performance criteria. Following the transaction with a US Public Company these convertible preferred series B shares will be in the capital of that Company.

BTSL is in discussions with foreign governments that it is believed will result in orders for the Company's Oxygen Generation equipment.





        [Exhibit D]    Exhibit 99.4 - Pg. 12




BTSL Technologies Limited



BTSL entered into an agreement for the acquisition of Graham Energy of NV Inc. Graham Energy of NV Inc is an independent oil and gas company controlling six oil and or gas fields, with 24 currently producing wells; 50 additional wells that will be re-activated upon completion of a work-over; 86 legally established, proven but undeveloped off-set well locations; and 24 additional highly researched, probable well locations. This agreement was subject to BTSL Technologies Limited completing a transaction that would give BTSL the ability to acquire the oil and gas assets for publicly traded stock.On February 6th 2002 "SILK" announced that it had purchased 100% of the Graham Energy of N V Inc for 4,000,000 shares of "SILK" common stock.

BTSL had agreed to form four operating subsidiary Companies for manufacture and sales of its products. These four subsidiaries were subsequently formed on completion of the agreement with Silk
Botanical.com Inc.

On January 6th, 2002 BTSL completed a contract with a US public company called Silk Botanical.com Inc. (OTCBB-SILK) for the sale of certain "assets and business opportunities" in return for 20,000,000 shares from the public company. The transaction gave the shareholders of BTSL Technologies Limited a majority of the issued and outstanding common stock of "SILK." The Public Company "SILK" then completed the acquisition of Graham Energy of NV Inc.

As a result of the Contract with "SILK" the assets and business opportunities owned by BTSL Technologies were assigned to a newly formed Irish Company, TecEnergy Limited. TecEnergy Limited is 100% owned and will operate as a subsidiary of the US Public Company. The four subsidiary companies required to operate the business were subsequently formed as wholly owned subsidiaries of TecEnergy Limited.

Under generally accepted accounting principles, the assets transferred to "SILK" are the patents and the investments that were advanced to "SILK," which were part of the acquisition transaction. The total orders pending approval by foreign governments approximates US
$7,500,000.


The assets transferred to the public company include accrued operating expenses related to the patents and development costs. These assets will be part of the 10-QSB financials of the public company for the quarter ending February 28, 2002.




        [Exhibit D]    Exhibit 99.4 - Pg. 13




BTSL Technologies Limited



2.   Summary of Significant Accounting Policies

     A. Cash and Cash Equivalents:

          The company considers all money market funds and highly liquid debt instruments with maturities of three months or less when acquired to be cash equivalents.

     B. Property and Equipment:
          Property and Equipment is recorded principally at cost less accumulated depreciation.
          Depreciation is computed using the straight line method under the estimated useful lives of the assets.

     C. Use of Estimates:
          The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenue and expenses. Significant estimates in these financial statements include useful lives for depreciation and amortization, fair values of financial instruments and income taxes. Actual results could differ from these estimates.

     D. Adoption of Significant Accounting Polices:
          Other Comprehensive Income:
          The Company has adopted the provisions of Statement of Financial Standards No. 130 ("SFAS No. 130"), "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Other comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. To date, the company has not had any transactions that are required to be reported as comprehensive income.

          Segment Information:
          In June 1997, the Financial Accounting Standards Board, "FASB") issued Statement of Financial Accounting Standards No. 131 ("SFAS No. 131), "Disclosures about segment of an Enterprise and Related Information." SFAS No. 131 established standards for the way companies report information about operating segments in annual financial statements. It also established standards for related disclosures about products and services, geographic areas, and major customers. The disclosures prescribed in SFAS No. 131 became effective for the year ended December 31, 1998.

          Business Combination:
          SFAS 142 and SFAS 141, Business Combinations, are designed to improve reporting and disclosure with respect to goodwill and other acquired tangible assets. SFAS 141 eliminated the pooling of interests method as an accounting option for business combination while SFAS 142 modified the purchase method of accounting by impairment test. The FASB overcame several operation impediments to non-amortization including: the reporting level at which to conduct impairment reviews, consistency with SFAS 121 (Accounting for the impairment of long-lived assets) and finite-lived goodwill. The emphasis will be on the fair value measurements of assets and liabilities instead of amortization.




        [Exhibit D]    Exhibit 99.4 - Pg. 14




BTSL Technologies Limited




          The Company periodically evaluates the net realizable value of long-lived assets, including property and equipment, relying on a number of factors including operating results, business plans, economic projections and future cash flows. An impairment in the carrying value of an asset is recognized when the fair value of the asset is less than its carrying value.


     E. Patents
          Patents are valued at cost less accumulated amortization. Amortization is calculated to write off the cost in equal annual instalments over their estimated useful life of 15 years.

     F. Research and development
          Research expenditure is written off to income in the year in which it is incurred.

     G. Investments
          Fixed asset investments are stated at cost less provision for diminution in value.



        [Exhibit D]    Exhibit 99.4 - Pg. 15

                                                      EXHIBIT 99.5
                                                      ------------

                     Silk Botanicals.Com, Inc.
                   Unaudited Pro Forma Condensed
                      Combined Financial Data



The following unaudited, pro forma, condensed, combined balance sheet has been prepared to present the combined financial position of Silk Botanicals.Com, Inc. and its subsidiary as of November 30, 2001.

On   January 6, 2002  BTSL Technologies Limited  (BTSL)  completed a contract with a US public company called  Silk Botanical.com Inc.
(SILK) for the sale of certain "assets, related liabilities and business opportunities" in return for 20,000,000 shares from the
public company.   The transaction gave the shareholders of BTSL  a
majority of the issued and outstanding common stock of  "SILK".

As a result of the Contract with SILK the assets, liabilities and business opportunities owned by BTSL were assigned to a newly formed
Irish company,  TecEnergy Limited.   TecEnergy Limited is  100% owned
and will operate as a subsidiary of the US Public Company.    TecEnergy
will be the holding company for any Irish acquisitions related to the manufacture and sales of such gasification and oxygen generation
equipment products.   Only the recurring  normal operating expenses
were included in the pro forma financials.

Under generally accepted accounting principles, the assets transferred to SILK are the patents and the investments that were advanced to
SILK which are part of   the  acquisition   transaction.
The research and development costs resulting in the oxygen generation equipment prototype is now being presented to foreign governments for
orders.       The  total  orders  pending  approval   by   foreign
governments      approximates   US  $ 7,500,000.

The assets transferred to the public company include accrued operating
expenses related to the patents and development costs.   These assets
will be part of the 10-QSB financials of the public company for the quarter ending February 28, 2002.

The purpose of the pro forma adjustments presented is to reflect the change in capitalization of BTSL to the capitalization of SILK with appropriate changes to earnings per share of the Company to reflect the acquisition of BTSL.

The following unaudited pro forma condensed financial statements should be read in conjunction with the selected financial data and notes included elsewhere herein. The Pro forma Statement of Income is for the fiscal year ended, May 31, 2001 and the six months ended November 30, 2001.

The following unaudited pro forma condensed financial statements are not necessarily indicative of the results of combined operations that would have occurred or the future results of the combined companies. All material non-recurring changes are fully disclosed in the pro forma financial statements.




        [Exhibit D]    Exhibit 99.5 - Pg. 1



                      Silk  Botanicals.com,  Inc.
                   Condensed  Pro forma Balance Sheet
                          November  30,  2001



                                  SILK          BTSL         Pro forma adjustment           Pro forma
                                                                 DR             CR            Total
                                ---------     ---------      -----------     ----------   ------------

Assets :
  Current assets                $ 563,828     $   28,915                                  $    592,743
  Property and equipment            1,121              0                                         1,121
  Other assets                    151,766        410,000                                       561,766
                                ---------     ----------      ----------     ----------    -----------
                                  716,715        438,915               0              0      1,155,630
                                =========     ==========      ==========     ==========    ===========

Liabilities :
  Current liabilities             293,639        281,383               0              0        575,022
                                ---------     ----------      ----------     ----------    -----------

Stockholders' equity :
  Preferred stock                   6,490            768 (1)  $      768                         6,490
  Common stock                        102            178 (1)         178                           102
  Subscribed capital               35,000              0                                        35,000
  Additional paid in capital      984,707      1,413,870 (1)   1,413,870 (2) $  115,000      1,099,707
  Deficit accumulated during
    the development stage        (603,223)   ( 1,257,284)(2)     115,000      1,414,816    (   560,691)
                                ---------     ----------      ----------     ----------    -----------
                                  423,076        157,532       1,529,816      1,529,816        580,608
                                ---------     ----------      ----------     ----------    -----------
                                $ 716,715     $  438,915  $    1,529,816     $1,529,816    $ 1,155,630
                                =========     ==========      ==========     ==========    ===========




(1)  Combined  elimination  entries.

(2) Investment in SILK for $115,000 was a capital contribution on SILK's books and should be treated as Paid in Capital.



        [Exhibit D]   Exhibit 99.5 - Pg. 2




                          Silk Botanicals.com, Inc.
                    Condensed Pro forma Statement of Income
        For the fiscal year ending May 31, 2001 and six months ended
                               November 30, 2001




                                Fiscal              Six months ended               Six months ended         Six months ended
                              Year Ended           November 30, 2001              Pro forma adjustment      November 30, 2001
                               05/31/01           SILK            BTSL            DR             CR         Pro forma Total
                                 (1)
                             -----------         ----------    -----------     ---------     ----------     -----------------

Net sales                    $ 1,053,857         $  560,542    $         0     $       0     $        0     $     560,542

Cost of sales                    789,225            393,902              0             0              0           393,902
                             -----------         ----------    -----------     ---------     ----------     -------------

Gross profit                     264,632            166,640              0             0              0           166,640
Operating expenses               179,009            109,138      1,257,284             0 (2)    985,295           381,127
                             -----------         ----------    -----------     ---------     ----------     -------------

Operating income/(loss)           85,623             57,502     (1,257,284)            0        985,295       (   214,487)

Other income/(expense)
   Other income                                       4,287              0                                          4,287
   Interest expense            (  16,135)         (  24,240)             0             0              0       (    24,240)
                             -----------         ----------    -----------     ---------     ----------     -------------

Income before provision
   For income tax                 69,488             37,549     (1,257,284)            0        985,295       (   234,440)

   Income taxes                   15,634              7,422              0             0              0             7,422
                             -----------         ----------    -----------     ---------     ----------     -------------
Net income / (loss)          $    53,854         $   30,127    $(1,257,284)    $       0     $  985,295     $  (  241,862)
                             ===========         ==========    ===========     =========     ==========     =============


Earnings/(loss) per share
  basic & diluted            $      0.69         $     0.42   $(    22.63)                                  $   (   2.12)
                             ===========         ==========   ===========                                   ============
Weighted average
   common shares
   outstanding -
   basic & diluted                65,222             58,778        55,556                                        114,334
                             ===========         ==========   ===========                                   ============




(1) The fiscal year ended, May 31, 2001 includes only the Company, Silk Botanicals.com, Inc.

(2) BTSL Technologies Limited was incorporated in September 2001 and its fiscal year ends December 31. The above period is for the four months ended December 31, 2001. The estimated recurring general and administrative expenses approximated $272,000 of which $ 5,000 was amortization charges for patents and capitalized prototype expenditures.

     Approximately $ 985,295 for non recurring operating expenses over a six (6) years period of developing the Company's technology were for the following:

        Research and development costs             $   646,995
        Travel and entertainment cost                  222,600
        Telephone expenses                              50,000
        Office expenses                                 41,700
        Rent                                            24,000
                                                   -----------
        Total                                      $   985,295
                                                   ===========


     The recurring general and administrative expenses is based on the overhead needed to market and sell the gasification and oxygen generation process to industry or governmental bodies.

(3) The above recurring expenses for the four months ended, November 30, 2001 were evaluated in light of the facts and circumstances for the sufficient continuity of the acquired entities operation prior to and after the transaction.



        [Exhibit D]    Exhibit 99.5 - Pg.3